INVESCO CORE EQUITY FUND—INVESTOR CLASS, CLASS A, B, C, AND K

INVESCO TOTAL RETURN FUND—INVESTOR CLASS, CLASS A, B, AND K

PROSPECTUS

AIM Combination Stock & Bond Funds

PROSPECTUS ENCLOSED | November 25, 2003

Protecting Your Privacy

INVESCO is committed to protecting your personal and financial data. We collect non-public personal information about you from applications and other forms that you complete, as well as transactions that we perform for your accounts. This information allows us to provide service for your accounts and provide you with information when you request it.

As permitted by law, we may share all of this information with our affiliates, as well as with third parties who perform marketing services on our behalf, or with whom we have joint marketing agreements, such as our own broker-dealer, fulfillment vendors, market researchers, customer survey companies and technology developers. We also provide this information to third parties who assist us in maintaining your accounts with us, or who process transactions for your accounts. If you acquired your INVESCO Funds shares through a broker-dealer, adviser, 401(k) plan or other intermediary, the intermediary may control your personal client information. If you are interested, please contact your intermediary to find out its policy for sharing client personal information.

We restrict access to your non-public personal information to those employees who need to know that information to provide service for your accounts. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

Additional information about our privacy policies can be obtained at our Web site, aiminvestments.com.

This wrapper is not part of the prospectus.

INVESCO CORE EQUITY FUND — INVESTOR CLASS, CLASS A, B, C, AND K

INVESCO TOTAL RETURN FUND — INVESTOR CLASS, CLASS A, B, C, AND K

Two mutual funds designed for investors seeking capital appreciation and current income.

Investor Class shares offered by this Prospectus are offered only to grandfathered investors. Please see the section of the Prospectus entitled “How To Buy Shares.”

Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks 2
Fund Performance 3
Fees And Expenses 6
Investment Risks 8
Principal Risks Associated With The Funds 8
Temporary Defensive Positions 10
Fund Management 10
Portfolio Managers 10
Potential Rewards 11
Share Price 11
Tools Used to Combat Excessive Short-Term Trading Activity 12
How To Buy Shares 13
Your Account Services 21
How To Sell Shares 22
Taxes 24
Dividends And Capital Gain Distributions 25
Financial Highlights 26

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM COMBINATION STOCK & BOND FUNDS

PROSPECTUS | November 25, 2003

A I M Advisors, Inc. (“AIM”) is the investment advisor for each Fund, and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”) is the sub-advisor for each Fund. On November 25, 2003, the series portfolios of AIM Combination Stock & Bond Funds, Inc., a Maryland Corporation the (“Company”), were redomesticated as the Funds, which are series portfolios of AIM Combination Stock & Bond Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the “Advisor.”

This Prospectus contains important information about the Funds’ Investor Class, Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). INVESCO Total Return Fund also offers an additional class of shares through a separate Prospectus. Each of the Funds’ classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in “How To Buy Shares.” To obtain additional information about the other class of Total Return Fund’s shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-347-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, And Risks

FACTORS COMMON TO ALL THE FUNDS

FOR MORE DETAILS ABOUT EACH FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.	The Funds seek to provide you with high total return through both growth and current income. They are actively managed. The Funds invest in a mix of equity securities and debt securities, as well as in options and other investments whose value is based upon the values of these securities. Often, but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Funds attempt to cushion against sharp price movements in both equity and debt securities.

Although the Funds are subject to a number of risks that could affect their performance, their principal risk is market risk — that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a Fund’s portfolio may decline in value more than the overall securities markets. Since the Advisor has discretion to allocate the amounts of equity securities and debt securities held in each Fund, there is an additional risk that the portfolio of a Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

At any given time, the Funds may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Funds are subject to other principal risks such as credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Funds.” An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

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INVESCO Core Equity Fund — Investor Class, Class A, B, C, and K

The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund’s equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depositary Receipts (“ADRs”).

The Fund will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”): (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

The Fund is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market — companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

INVESCO Total Return Fund — Investor Class, Class A, B, C, and K

The Fund normally invests at least 65% of its assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. The Fund will normally invest at least 30% of its assets in debt securities that are investment grade at the time of purchase. The remaining assets of the Fund are allocated to other investments at the Advisor’s discretion, based upon current business, economic, and market conditions.

The portion of the Fund’s portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

The portion of the Fund’s portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market — companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

Fund Performance

Performance information in the bar charts below is that of the Funds’ Investor Class shares, which has the longest operating history of the Funds’ classes. Information included in the table is that of Investor Class, Class C, and, with respect to Core Equity Fund, Class K shares. Performance information for Class A and B shares and, with respect to Total Return Fund, Class K shares, is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, and K returns are similar because all classes of shares invest in the same portfolio of securities. The returns of the classes differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the class shown. If the effect of the other classes’ total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds’ Investor Class actual yearly performance (commonly known as their “total return”) for the years ended December 31 over the past decade or since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25%, the sales charge for Class A shares, or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class and pre-tax average annual total returns for Class C shares, and, with respect to Core Equity Fund, Class K, for various periods ended December 31, 2002 compared to the S&P 500 and/or Lehman Government/Credit Bond Indexes. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

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After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar charts and table illustrates the variability of each Fund’s total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

CORE EQUITY FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2,3]	TOTAL RETURN FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2,3]

Best Calendar Qtr. 6/97 13.30% Worst Calendar Qtr. 9/02 (17.94%)	Best Calendar Qtr. 6/97 11.86% Worst Calendar Qtr. 9/02 (11.31%)

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	AVERAGE ANNUAL TOTAL RETURN[4] AS OF 12/31/02

	1 YEAR		5 YEARS		10 YEARS OR SINCE INCEPTION
Investor Class

Core Equity Fund[1,3]
Return Before Taxes	(19.77%	)	(1.03%	)	7.18%
Return After Taxes on Distributions	(20.11%	)	(2.93%	)	4.61%
Return After Taxes on Distributions and Sale of Fund Shares	(12.11%	)	(0.92%	)	5.18%

S&P 500 Index[5] (reflects no deduction for fees, expenses, or taxes)	(22.09%	)	(0.58%	)	9.35%

Total Return Fund[1,3]
Return Before Taxes	(12.45%	)	(1.30%	)	6.97%
Return After Taxes on Distributions	(13.63%	)	(2.82%	)	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	(7.25%	)	(1.41%	)	5.15%

S&P 500 Index[5] (reflects no deduction for fees, expenses, or taxes)	(22.09%	)	(0.58%	)	9.35%

Lehman Government/Credit Bond Index[5] (reflects no deduction for fees, expenses, or taxes)	11.04%		7.62%		7.61%

Class C - Return Before Taxes (Including CDSC)

Core Equity Fund[1,6]	(21.31%	)	N/A		(9.33%	)[7]

S&P 500 Index[5]	(22.09%	)	N/A		(13.19%	)[7]

Total Return[6]	(14.36%	)	N/A		(5.34%	)[7]

S&P 500 Index[5]	(22.09%	)	N/A		(13.19%	)[7]

Lehman Government/Credit Bond Index[5]	11.04%		N/A		10.63%[7]

Class K - Return Before Taxes

Core Equity Fund[1,8]	(20.21%	)	N/A		(16.46%	)[9]

S&P 500 Index[5]	(22.09%	)	N/A		(16.32%	)[9]

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of each class’s expenses.
[2]	The year-by-year returns are for Investor Class only and do not include the effect of a 12b-1 fee in excess of 0.25%, Class A’s front-end sales charge, Class B’s or Class C’s CDSC, or other expenses specific to the other classes. If the effect of the other classes’ total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B and Class C were reflected, returns would be lower than those shown.
[3]	Return before taxes for Investor Class shares of Core Equity and Total Return Funds year-to-date as of the calendar quarter ended September 30, 2003 were 12.37% and 8.90%, respectively.
[4]	The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes’ total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B were reflected, returns for those classes would be lower than those shown.
[5]	The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Lehman Government/Credit Bond Index is an unmanaged index indicative of the broad domestic fixed-income market. Please keep in mind that the Indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.
[6]	Return before taxes, including CDSC, for Class C shares of Core Equity and Total Return Funds year-to-date as of the calendar quarter ended September 30, 2003 were 10.39% and 7.27%, respectively.
[7]	Since inception of Class C shares on February 15, 2000. Index comparison begins on February 29, 2000.
[8]	Return before taxes for Class K shares of Core Equity Fund year-to-date as of the calendar quarter ended September 30, 2003 was 11.38%.
[9]	Since inception of Class K shares on December 14, 2000. Index comparison begins on November 30, 2000.

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Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

	Investor Class	Class A	Class B	Class C	Class K
Maximum Front-End Sales Charge on purchases as a percentage of offering price	None	5.50%	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) as a percentage of the lower of the total original cost or current market value of the shares	None	None[1]	5.00%[2]	1.00%[2]	None[1]
Maximum Sales Charge on reinvested dividends/distributions	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

CORE EQUITY FUND	Investor Class	Class A	Class B	Class C	Class K

Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%

Distribution and Service (12b-1) Fees[3]	0.25%	0.35%	1.00%	1.00%	0.45%

Other Expenses[4,5]	0.29%[7]	0.40%[7]	0.84%[7,8]	0.61%[7]	1.15%[7]

Total Annual Fund Operating Expenses[4,5]	1.05%[7]	1.26%[7]	2.35%[7,8]	2.12%[7]	2.11%[7]

Fee Waivers/Reimbursements[5,6]	0.00%	0.00%	0.00%	0.00%	0.00%

Net Expenses[5,6]	1.05%[7]	1.26%[7]	2.35%[7,8]	2.12%[7]	2.11%[7]

TOTAL RETURN FUND	Investor Class	Class A	Class B	Class C	Class K

Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%

Distribution and Service (12b-1) Fees[3]	0.25%	0.35%	1.00%	1.00%	0.45%

Other Expenses[4,5]	0.45%[7,9]	1.51%[7,10]	1.36%[7,8]	1.55%[7,11]	0.45%[12,13]

Total Annual Fund Operating Expenses[4,5]	1.41%[7,9]	2.57%[7,10]	3.07%[7,8]	3.26%[7,11]	1.61%[12,13]

Fee Waivers/Reimbursements[5,6]	0.00%	0.47%	0.32%	0.51%	0.00%

Net Expenses[5,6]	1.41%[7,9]	2.10%[7,10]	2.75%[7,8]	2.75%7,[11]	1.61%[12,13]

[1]	If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
[2]	A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled “How To Buy Shares.”
[3]	Because each class pays a 12b-1 distribution and service fee which are based upon each class’s assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
[4]	Each Fund’s actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.
[5]	The Advisor is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between the Advisor and the Funds if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. This voluntary expense limitation may be changed at any time following consultation with the board of trustees.
[6]	To limit expenses, the Advisor has contractually obligated itself to waive and bear any expenses through May 31, 2005, that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for Class B and Class C shares, and 2.20% for Class K shares.
[7]	Annualized for the period of June 1, 2003, change in Funds’ year end, through August 31, 2003.
[8]	Certain expenses of Class B shares of Core Equity and Total Return Funds were absorbed voluntarily by INVESCO pursuant to a commitment between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Core Equity Fund’s Class B shares’ Other Expenses and Total Annual Fund Operating Expenses were 0.65% and 2.16%, respectively, of the Fund’s average net assets attributable to Class B shares and Total Return Fund’s Class B shares’ Other Expenses and Total Annual Fund Operating Expenses were 0.28% and 1.99%, respectively, of the Fund’s average net assets attributable to Class B shares.
[9]	Certain expenses of Investor Class shares of Total Return Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Total Return Fund’s Investor Class shares’ Other Expenses and Total Annual Fund Operating Expenses were 0.28% and 1.24%, respectively, of the Fund’s average net assets attributable to Investor Class shares.

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[10]	Certain expenses of Class A shares of Total Return Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Total Return Fund’s Class A shares’ Other Expenses and Total Annual Fund Operating Expenses were 0.28% and 1.34%, respectively, of the Fund’s average net assets attributable to Class A shares.
[11]	Certain expenses of Class C shares of Total Return Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Total Return Fund’s Class C shares’ Other Expenses and Total Annual Fund Operating Expenses were 0.28% and 1.99%, respectively, of the Fund’s average net assets attributable to Class C shares.
[12]	Based on estimated expenses for the current fiscal year.
[13]	Certain expenses of Class K shares of Total Return Fund will be absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at anytime following consultation with the board of trustees. After absorption, but excluding any expense offset-arrangements, Total Return Fund’s Class K shares’ Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.28% and 1.44%, respectively, of the Fund’s average net assets attributable to Class K shares.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, or Class K shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that a Fund’s Investor Class, Class A, Class B, Class C, and Class K shares’ operating expenses remain the same. Although the actual costs and performance of a Fund’s Investor Class, Class A, Class B, Class C, and Class K shares may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Core Equity Fund

Investor Class	$107	$334	$579	$1,283

Class A1	$671	$928	$204	$1,989

Class B - With Redemption[1]	$738	$1,033	$1,455	$2,414[2]

Class B - Without Redemption	$238	$733	$1,255	$2,414[2]

Class C - With Redemption[1]	$315	$664	$1,139	$2,452

Class C - Without Redemption	$215	$664	$1,139	$2,452

Class K3	$214	$661	$1,134	$2,441

Total Return Fund

Investor Class	$144	$446	$771	$1,691

Class A1	$751	$1,263	$1,801	$3,262

Class B - With Redemption[1,3]	$778	$1,218	$1,783	$3,245[2]

Class B - Without Redemption[3]	$278	$918	$1,583	$3,245[2]

Class C - With Redemption[1,3]	$378	$956	$1,659	$3,524

Class C - Without Redemption[3]	$278	$956	$1,659	$3,524

Class K	$164	$508	$876	$1,911

[1]	Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and C shares based on redemption at the end of each period shown. Please see “How To Buy Shares.”
[2]	Assumes conversion of Class B to Class A at the end of the eighth year. Please see “How To Buy Shares.”
[3]	Class expenses remain the same for each period (except that the example reflects the contractual expense reimbursements by the Advisor for the one-year period and the first year of the three-, five-, and ten-year periods).

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Investment Risks
BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND THE HORIZON

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

Principal Risks Associated With The Funds

You should consider the special risk factors discussed below associated with the Funds’ policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund’s investments. Certain stocks selected for any Fund’s portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size or large companies.

CREDIT RISK

The Funds may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISK

Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Total Return Fund may invest up to 25% its assets in securities of non-U.S. issuers. Core Equity Fund may invest up to 25% of its assets in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund’s investment in a security valued in the foreign currency, or based on that currency value.

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Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in a Fund’s portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

LIQUIDITY RISK

A Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

PREPAYMENT RISK

INVESCO Total Return Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

Although each Fund generally invests in equity and debt securities, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund’s principal investment strategy, they may constitute a significant portion of a Fund’s portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

INVESTMENT	RISKS	APPLIES TO THESE FUNDS

American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity, and Currency Risks	Core Equity Total Return

Government Agency Mortgage-Backed Securities
These are securities issued by the FHLMC and the FNMA or guaranteed by the GNMA and backed by mortgages. The Fund receives payments out of the interest and principal on the underlying mortgages.	Prepayment and Interest Rate Risks	Total Return

Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Credit and Counterparty Risks	Core Equity Total Return

Rule 144A Securities
Securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers many Rule 144A securities to be “liquid,” although the market for such securities typically is less active than the public securities markets.	Liquidity Risk	Core Equity Total Return

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Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

INVESTMENT ADVISOR

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.	AIM is the investment advisor for each Fund, and INVESCO Institutional is the sub-advisor for each Fund. INVESCO Institutional is an affiliate of INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309. As sub-advisor, INVESCO Institutional is responsible for the Funds’ day-to-day management, including the Funds’ investment decisions and the execution of securities transactions with respect to the Funds.

ADI is the Funds’ distributor and is responsible for the sale of the Funds’ shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for each series portfolio of the company. The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended August 31, 2003.

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT

Core Equity	0.51%

Total Return	0.71%

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of their respective Fund’s portfolio holdings:

Fund	Portfolio Manager(s)
Core Equity	Michael Heyman
Mark Lattis

Total Return	Michael Heyman
Mark Lattis
Ken Bowling
Richard King
Steve Johnson

Ken Bowling has been responsible for INVESCO Total Return Fund since July 1, 2003. He has been with the INVESCO Fixed Income division since 1993 and is a portfolio manager of the Fund. Ken earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining INVESCO Fixed Income, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.

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Michael Heyman has been responsible for INVESCO Core Equity Fund and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

Steve Johnson has been responsible for INVESCO Total Return Fund since July 1, 2003. He joined INVESCO Fixed Income in May of 1991. As Chief Investment Officer of INVESCO Fixed Income, he is responsible for all phases of the fixed income investment process. Steve began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.

Richard King has been responsible for INVESCO’s Total Return Fund since July 1, 2003. He joined INVESCO’s Fixed Income Investment Management Team in 2000, bringing 16 years of fixed income portfolio management experience. Prior to INVESCO Fixed Income, Rich spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

Mark Lattis has been responsible for INVESCO Core Equity Fund and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its  President.

Potential Rewards

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES	The Funds offer shareholders the potential to increase the value of their capital over time and also offer the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:

■	are willing to grow their capital over the long-term (at least five years).
■	understand that shares of a Fund can, and likely will, have daily price fluctuations.
■	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:

■	primarily seeking current dividend income.
■	unwilling to accept potential daily changes in the price of Fund shares.
■	speculating on short-term fluctuations in the stock markets.

Share Price

CURRENT MARKET VALUE OF FUND ASSETS +ACCRUED INTEREST AND DIVIDENDS –FUND DEBTS INCLUDING ACCRUED EXPENSES ÷NUMBER OF SHARES =YOUR SHARE PRICE (NAV)	The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in each Fund’s portfolio each day that the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

The Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Funds’ Board of Trustees. The effect of using fair value pricing is that a Fund’s net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because some of the Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds’ assets may change on days when you will not be able to purchase or redeem Fund shares.

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NAV is calculated by adding together the current market price of all of a Fund’s investments and other assets, including accrued interest and dividends; subtracting the Fund’s debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund’s outstanding shares. Because their expenses vary, NAV is calculated separately for each class.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you, your financial intermediary, or your plan or program sponsor. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day’s NAV. If the Advisor receives instructions from you, your financial intermediary, or your plan or program sponsor after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation’s Fund/SERV and Networking facilities must obtain their customers’ permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

Tools Used to Combat Excessive Short-Term Trading Activity

While the Funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the Funds’ shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain Funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds® and the INVESCO family of funds (together, the “AIM and INVESCO Funds”):

■	trade activity monitoring;
■	trading guidelines;
■	redemption fee on trades in certain AIM and INVESCO Funds; and
■	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

Currently, if a shareholder exceeds 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM and INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

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Effective on or about March 1, 2004, if a shareholder exceeds four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds’ transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled “How to Buy Shares — Redemption Fee” for more information.

The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or  INVESCO Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled “Share Price” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

How To Buy Shares

TO BUY SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME	The Funds offer multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through AIS. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary or plan or program sponsor for purchases of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through AIS. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled “Sales Charges.” If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan’s AIS account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan’s ADI account. If you are a qualified plan and elect to forego the dealer concession, you

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will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another AIM or INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled “Choosing A Share Class” and the section of the Statement of Additional Information entitled “Distributor — Sales Charges and Dealer Concessions.”

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM or INVESCO Fund verify and record your identifying information. If you do not specify a Fund or Funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. (“AIS”), the Funds’ transfer agent, to exchange into the fund you choose.

A share of each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

ADI reserves the right to increase, reduce, or waive each Fund’s minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund’s shareholders. ADI also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If an AIM or INVESCO Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the AIM or INVESCO Fund is not able to verify your identity as required by law, the AIM or INVESCO Fund may, at its discretion, redeem the account and distribute the proceeds to you.

Please remember that if you pay by check, Automated Clearing House (“ACH”), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or AIS. If you are already an AIM or INVESCO Fund shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

Minimum Initial Investment. $1,000, which is waived for regular investment plans, including Systematic Purchase Plan and Direct Payroll Purchase, and certain retirement plans, including IRAs.

Minimum Subsequent Investment. $50 (Minimums are lower for certain retirement plans.)

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The following chart shows several ways to invest in a Fund if you invest directly through AIS.

METHOD	INVESTMENT MINIMUM	PLEASE REMEMBER

By Check

AIM Investment Services, Inc.

P.O. Box 4739

Houston, TX 77046

or

AIM Investment Services, Inc.

P.O. Box 173706

Denver, CO 77046

You may also send your check by overnight

courier to:

AIM Investment Services, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046

or

AIM Investment Services, Inc.

4350 South Monaco

Denver, CO 80237

$1,000 for regular accounts; $250 for an IRA; $50 for each subsequent investment.

Mail completed account application and check to AIS

AIS does not accept cash, credit cards, travelers’ cheques, credit card checks, instant loan checks, money orders, or third party checks unless they are from another financial institution related to a retirement plan transfer.

By Wire You may send your payment by bank wire (call 1-800-959-4246 for instructions).	$1,000 for regular accounts; $250 for an IRA; $50 for each subsequent investment.

Mail your completed account application to the transfer agent. Call the transfer agent at 1-800-959-4246 to receive a reference number. Then, use the following wire instructions:

Beneficiary Bank ABA/

Routing # 113000609

Beneficiary Account Number: 00100366807

Beneficiary Account Name: AIM Investment Services, Inc.

RFB: Fund Name, Reference #

OBI: Your Name, Account #

By Telephone With ACH

Call 1-800-959-4246 to request your purchase. Upon your telephone instructions, AIS will move money from your designated bank/credit union checking or savings account in order to purchase shares.

	$1,000 for regular accounts; $250 for an IRA; $50 for each subsequent investment.	You must provide your bank account information to AIS prior to using this option.

By Internet Go to AIM’s Web site at aiminvestments.com.	$1,000 for regular accounts; $250 for an IRA; $50 for each subsequent investment.

Open your account using one of the methods described above.

Access your account at aiminvestments.com. The proper bank instructions must have been provided on your account. You may not purchase shares in AIM prototype retirement account on the internet.

You will need a Web browser to use this service.

Regular Investing With Systematic Purchase Plan or Direct Payroll Purchase

You may enroll on your fund application, or call us for a separate form and more details. Investing the same amount on a monthly basis allows you to buy more shares when prices are low and fewer shares when prices are high. This “dollar cost averaging” may help offset market fluctuations. Over a period of time, your average cost per share may be less than the actual average net asset value per share.

	$50 per month for Systematic Purchase Plan; $50 per pay period for Direct Payroll Purchase. You may start or stop your regular investment plan at any time, with two weeks’ notice to AIS.	Like all regular investment plans, neither Systematic Purchase Plan or Direct Payroll Purchase ensures a profit or protects against loss in a falling market. Because you’ll invest continually, regardless of varying price levels, consider your financial ability to keep buying through low price levels. And remember that you will lose money if you redeem your shares when the market value of all your shares is less than their cost.

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METHOD	INVESTMENT MINIMUM	PLEASE REMEMBER

By AIM 24-hour Automated Investor Line With ACH Automated transactions by telephone are available for subsequent purchases and exchanges 24 hours a day. Simply call 1-800-246-5463.	$50 for subsequent investments.	You must provide your bank account information to AIS prior to using this option.

By Exchange

Between the same class of any two INVESCO Funds or certain classes of AIM Funds. Call 1-800-959-4246 for prospectuses of other INVESCO Funds or AIM Funds. Exchanges may be made by phone or at AIM’s Web site at aiminvestments.com. You may also establish an automatic monthly exchange service between two INVESCO Funds or certain classes of AIM Funds; call us for further details and the correct form.

	$1,000 for regular accounts; $250 for an IRA; $50 for each subsequent investment.	See “Exchange Policy.”

Grandfathered Investors. Investor Class shares of a Fund can be purchased only by:

■	Persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (“Grandfathered Funds”) and have continuously maintained such account in Investor Class shares since April 1, 2002;
■	Any person or entity listed in the account registration for any Grandfathered Funds, which account in Investor Class shares was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
■	Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
■	Defined benefit, defined contribution, and deferred compensation plans; and
■	INVESCO or AIM employees, INVESCO Funds trustees, AIM Funds trustees, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold Grandfathered Funds through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution’s policies.

Exchange Policy. You may exchange your shares in any of the Funds for shares of the same class in another INVESCO Fund or into certain classes of another AIM Fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange.

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Shareholders invested in the following classes of the INVESCO Funds:	Will be offered the ability to exchange into the following classes of the AIM Funds:

■ Investor Class Shares of all INVESCO Funds ■ Class A Shares of all INVESCO Funds[1]	■ Investor Class Shares of all AIM Funds ■ Class A Shares of Category I and II Funds and AIM Tax-Exempt Cash Fund ■ Class A3 Shares of all AIM Funds ■ AIM Cash Reserve Shares of AIM Money Market Fund

■ Class B Shares of all INVESCO Funds	■ Class B Shares of all AIM Funds, with the exception of AIM Floating Rate Fund

■ Class C Shares of all INVESCO Funds	■ Class C Shares of all AIM Funds, with the exception of AIM Floating Rate Fund

■ Institutional Class Shares of all INVESCO Funds	■ Institutional Class Shares of all AIM Retail Funds

■ Class K Shares of all INVESCO Funds	■ Exchanges not permitted

Shareholders invested in the following classes of the AIM Funds:	Will be offered the ability to exchange into the following classes of the INVESCO Funds:

■  Investor Class Shares of all AIM Funds

■  Class A Shares of all AIM Funds, with the exception of Class A Shares of Category III Funds purchased at net asset value

■  Class A3 Shares of the AIM Funds

■  AIM Cash Reserve Shares of AIM Money Market Fund

■ Investor Class Shares of all INVESCO Funds ■ Class A Shares of all INVESCO Funds[2]

■ Class B Shares of all AIM Funds	■ Class B Shares of all INVESCO Funds

■ Class C Shares of all AIM Funds	■ Class C Shares of all INVESCO Funds

■ Institutional Class Shares of all AIM Retail Funds	■ Institutional Class Shares of all INVESCO Funds

■ Class R Shares of all AIM Funds	■ Exchanges not permitted

[1]	Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.
[2]	You may be required to pay an initial sales charge equal to the difference between the sales charge of the Fund being acquired and the sales charge paid on the Fund being exchanged when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.	Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, or Class K shares for other Class K shares. If you make an exchange involving Class B, Class C, or Class K shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, or Class K shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent  redemption.

We have the following policies governing exchanges:

■	Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
■	Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.
■

Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity

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is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

■	Please see the subsection entitled “Tools to Combat Excessive Short-Term Trading Activity — Trading Guidelines” for more information.
■	Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

Redemption Fee. Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund	AIM High Yield Fund

AIM Developing Markets Fund	AIM International Emerging Growth Fund

AIM European Growth Fund	AIM International Growth Fund

AIM European Small Company Fund	AIM Trimark Fund

AIM Global Aggressive Growth Fund	INVESCO International Blue Chip Value Fund (Effective November 24, 2003, name will change to INVESCO International Core Equity Fund)
AIM Global Growth Fund
AIM Global Trends Fund

AIM Global Value Fund	INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

■	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
■	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
■	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;
■	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;
■	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or
■	redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates’ goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index

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Fund) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds’ transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a Fund. Class A, B, C, and K shares of the Funds are available primarily through financial intermediaries.

In addition, you should also consider the factors below:

	Investor Class	Class A	Class B	Class C	Class K

Initial Sales Charge	None	5.50%	None	None	None

CDSC[1] shares	None	1% on certain purchases held less than 18 months	1% - 5% for shares held less than 6 years	1% for held less than 12 months	0.70% on certain purchases held less than 12 months

12b-1 Fee	0.25%	0.35%	1.00%	1.00%	0.45%

Conversion	No	No	Yes[2]	No	No

Purchase Order Maximum	None	None	$250,000	1,000,000	None

[1]	Please see the subsection entitled “Sales Charges” below and the section of the Funds’ Statement of Additional Information entitled “Distributor — Sales Charges and Dealer Concessions” for more information regarding CDSC charges and dealer concessions.
[2]	Class B shares, along with the pro rata portion of the shares’ reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

Internet Transactions. Investors may exchange and redeem shares of any INVESCO Fund through AIM’s Web site. In addition, certain Grandfathered Investor Class shareholders may open new accounts in Investor Class shares. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM’s Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. Other minimum transaction amounts are discussed in this Prospectus.

AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on AIM’s Web site, you will need an account number, your Social Security number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions com -

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municated via the Internet that are reasonably believed to be genuine or that follow AIS’s security procedures.

SALES CHARGES (CLASS A, B, C, AND K ONLY)

Sales charges on Class A shares of the Funds are detailed below. As used below, the term “offering price” with respect to Class A shares includes the initial sales charge.

Initial Sales Charges. Class A shares of the Funds are subject to the following initial sales charges:

			Investor’s Sales Charge
Amount of investment in a single transaction			As a % of offering price	As a % of investment

Less than		$25,000	5.50%	5.82%
$25,000	but less than	$50,000	5.25%	5.54%
$50,000	but less than	$100,000	4.75%	4.99%
$100,000	but less than	$250,000	3.75%	3.90%
$250,000	but less than	$500,000	3.00%	3.09%
$500,000	but less than	$1,000,000	2.00%	2.04%
$1,000,000	or more		NAV	NAV

Contingent Deferred Sales Charge (CDSC) for Class A and Class K Shares. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the “first-in, first-out” method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than eighteen months, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan’s ADI account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan’s ADI account.

CDSC for Class B and Class C Shares. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and twelve months for Class C shares, the CDSC may be assessed on the amount of the lower of the total original cost or current market value of the shares.

Year since purchase made	Class B	Class C
First	5%	1%
Second	4%	None
Third	3%	None
Fourth	3%	None
Fifth	2%	None
Sixth	1%	None
Seventh and following	None[1]	None

[1]	Class B shares, along with the pro rata portion of the shares’ reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

Reduced Sales Charges and Sales Charge Exceptions. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

Reduced Sales Charges. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

Rights of Accumulation. You may combine your new purchases of Class A shares of an AIM Fund or an INVESCO Fund with AIM Fund and/or INVESCO Fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

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Letter of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

Initial Sales Charge/CDSC Exceptions

You will not pay initial sales charges:

■	on shares purchased by reinvesting dividends and distributions;
■	when exchanging shares of the same class among certain INVESCO Funds and certain classes of AIM Funds;
■	when using the reinstatement privilege;
■	when a merger, consolidation, or acquisition of assets of an INVESCO Fund occurs; and
■	upon automatic conversion of Class B to Class A.

You will not pay a CDSC:

■	if you purchase less than $1,000,000 of Class A shares;
■	if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
■	if you redeem Class B shares you held for more than six years;
■	if you redeem Class C shares you held for more than twelve months;
■	if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal.
■	if you redeem shares acquired through reinvestment of dividends and distributions;
■	if you are a participant in a qualified retirement plan and redeem Class C shares or Class K shares in order to fund a distribution;
■	if you are a qualified plan investing in Class A or Class K shares and elect to forego any dealer concession;
■	on increases in the net asset value of your shares;
■	to pay account fees;
■	for IRA distributions due to death or disability or periodic distributions based on life expectancy;
■	to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
■	for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds’ Statement of Additional Information for further details.

Distribution Expenses. We have adopted a Master Distribution Plan (commonly known as a “12b-1 Plan”) for each class of shares of the Funds. The 12b-1 fees paid by each Fund’s classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Funds’ shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund’s shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, payments are limited to an amount computed at each class’s applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

Your Account Services

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through AIS.

Shareholder Accounts. AIS maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

Quarterly Investment Summaries. Each calendar quarter, you receive a written state-

ment which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO Funds.

Transaction Confirmations. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, Systematic Purchase Plan), your transactions are confirmed on your quarterly Investment Summaries.

Telephone Transactions. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

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YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM’s WEBSITE, AIMINVESTMENTS.COM	Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

Householding. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as “householding,” is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAs and Other Retirement Plans. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

How To Sell Shares

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary or plan or program sponsor for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan’s AIS account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the lower of the total original cost or current market value of the shares may be assessed. With respect to redemption of Class C shares held twelve months or less, a CDSC of 1% of the lower of the total original cost or current market value of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan’s AIS account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account. These charges are not assessed upon Class A, B, C, or K shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, or K shares exchanged for the same class of another INVESCO Fund or certain classes of another AIM Fund as set forth under the section entitled “Exchange Policy.” For more information on CDSC charges, please see the subsection of the Prospectus entitled “Choosing A Share Class” and the section of the Statement of Additional Information entitled “Distributor — Sales Charges and Dealer Concessions.”

TO SELL SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME	If you own shares in more than one Fund, please specify the Fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times — particularly in periods of severe economic or market disruption — when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances — for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in Systematic Purchase Plan, the Funds’ automatic monthly investment program, and sell all of the shares in your account, we will not make any additional Systematic Purchase Plan purchases unless you give us other instructions.

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Because of the Funds’ expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $500 ($250 for Investor Class) as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $500 ($250 for Investor Class) or more.

Redemption Fees. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

Reinstatement Privilege (Class A and Class B Only). You may, within 120 days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify AIS in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Funds if you invest directly through ADI.

METHOD	REDEMPTION MINIMUM	PLEASE REMEMBER

By Telephone Call us toll-free at: 1-800-959-4246.	Any amount.	You must provide an IRA redemption form to AIS prior to making an IRA redemption by telephone. AIS’s telephone redemption privileges may be modified or terminated in the future at AIS’s discretion. The maximum amount which may be redeemed by telephone is generally $250,000.

In Writing

Mail your request to:

AIM Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

You may also send your request by overnight

courier to:

AIM Investment Services, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046

	Any amount.	The redemption request must be signed by all registered account owners. Payment will be mailed to your address as it appears on AIS’s records, or to a bank designated by you in writing.

By Telephone With ACH Call 1-800-959-4246 to request your redemption.	Any amount.	You must provide your bank account information or IRA redemption form to AIS prior to using this option. AIS will automatically pay the proceeds into your designated bank account.

By Internet Go to AIM’s Web site at aiminvestments.com.	Any amount. IRA redemptions are not permitted via the Internet.

Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by Internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) the proceeds of the redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the Internet. The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day’s closing price.

You will need a Web browser to use this service. AIS will automatically pay the proceeds into your designated bank account.

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METHOD	REDEMPTION MINIMUM	PLEASE REMEMBER

By AIM 24 hour Automated Investor Line With ACH Automated transactions by telephone are available for redemptions and exchanges 24 hours a day. Simply call 1-800-246-5463.	$50.	Be sure to write down the confirmation number provided to you. You must provide your bank account information to AIS prior to using this option.

Systematic Redemption Plan You may call us to request the appropriate form and more information at 1-800-959-4246.	$100 per payment on a monthly or quarterly basis. The redemption check may be made payable to any party you designate.	You must have at least $5,000 invested in the fund from which withdrawals will be made.

Payment To Third Party Mail your request to: AIM Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Any amount.

All registered account owners must sign the request, with signature guarantees from an eligible guarantor financial institution, such as a commercial bank or a recognized national or regional securities firm.

Taxes

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER	Everyone’s tax status is unique. We manage the Funds in an effort to provide maximum total returns to all shareholders of the Funds. The Advisor generally focuses on pre-tax results and ordinarily does not manage a Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund’s shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of each Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and each Fund’s qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other funds.

If you have not provided AIS with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

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Dividends And Capital Gain Distributions

The Funds earn ordinary or investment income primarily from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders quarterly. All Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower  dividends.

NET INVESTMENTS INCOME AND NET REALIZED CAPITAL GAIN ARE
DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS)

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income.

Long-term capital gains which derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that a Fund recognized prior to May 6, 2003).

A Fund’s daily NAV reflects all realized capital gains that have not yet been distributed to shareholders. Therefore, a Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead, the loss will be deferred to a later date.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

25

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five years (or, if shorter, the period of the class’s operations). Certain information reflects financial results for a single Fund share. Since Class K shares of Total Return Fund had not commenced operations as of August 31, 2003, financial information is not available for that class as of the date of this Prospectus. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Combination Stock & Bond Funds, Inc.’s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, each series of AIM Combination Stock & Bond Funds was a series portfolio of a Maryland corporation named AIM Combination Stock & Bond Funds, Inc. (formerly, INVESCO Combination Stock & Bond Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31				PERIOD ENDED MAY 31		YEAR ENDED JUNE 30

	2003(a)		2003	2002	2001	2000	1999(b)		1998

CORE EQUITY FUND — INVESTOR CLASS

PER SHARE DATA

Net Asset Value — Beginning of Period	$10.43		$11.60	$13.91	$15.45	$15.85	$16.18		$15.31

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income	0.02		0.10	0.16	0.22	0.24	0.30		0.38

Net Gains or (Losses) on Securities (Both Realized and Unrealized)	0.52		(1.17)	(1.88)	(0.31)	1.05	1.19		2.54

Total from Investment Operations	0.54		(1.07)	(1.72)	(0.09)	1.29	1.49		2.92

Less Dividends and Distributions	0.02		0.10	0.59	1.45	1.69	1.82		2.05

Net Asset Value — End of Period	$10.95		$10.43	$11.60	$13.91	$15.45	$15.85		$16.18

TOTAL RETURN	5.22%(c	)	(9.18% )	(12.42% )	(0.45% )	8.46%	10.31%(c	)	20.55%

RATIOS

Net Assets — End of Period ($000 Omitted)	$2,554,020		$2,518,441	$3,184,866	$4,120,025	$4,405,739	$4,845,036		$5,080,735

Ratio of Expenses to Average Net Assets(d)(e)	1.05(f	)	1.08%	1.02%	0.96%	0.93%	0.90%(f	)	0.90%

Ratio of Net Investment Income to Average Net Assets(e)	0.91(f	)	0.99%	1.27%	1.47%	1.52%	2.10%(f	)	2.35%

Portfolio Turnover Rate	14%(c	)	36%	25%	36%	50%	47%(c	)	58%

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From July 1, 1998 to May 31, 1999.
(c)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)	Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution, and transfer agent fees).
(e)	Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended May 31, 1999 and the year ended June 30, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.91% (annualized) and 0.90%, respectively, and ratio of net investment income to average net assets would have been 2.09% (annualized) and 2.35%, respectively.
(f)	Annualized

26

Financial Highlights (continued)

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31	PERIOD ENDED MAY 31

	2003(a)		2003	2002(b)

CORE EQUITY FUND — CLASS A

PER SHARE DATA

Net Asset Value — Beginning of Period	$10.35		$11.56	$12.34

INCOME FROM INVESTMENT OPERATIONS(b)

Net Investment Income (Loss)(c)	0.00		0.15	0.01

Net Gains or (Losses) on Securities (Both Realized and Unrealized)	0.53		(1.21)	(0.71)

Total from Investment Operations	0.53		(1.06)	(0.70)

Less Dividends and Distributions	0.02		0.15	0.08

Net Asset Value — End of Period	$10.86		$10.35	$11.56

TOTAL RETURN(d)	5.09%(e	)	(9.09% )	(5.67%	)(e)

RATIOS

Net Assets — End of Period ($000 Omitted)	$3,893		$4,674	$297

Ratio of Expenses to Average Net Assets(f)	1.26%(g	)	1.23%	0.99%(g	)

Ratio of Net Investment Income to Average Net Assets	0.64%(g	)	0.92%	1.41%(g	)

Portfolio Turnover Rate	14%(e	)	36%	25%(h	)

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From April 1, 2002, inception of Class, to May 30, 2002.
(c)	Net Investment aggregated less than $0.01 on a per share basis for the year ended August 31, 2003.
(d)	The applicable sales charges is not included in the Total Return calculation.
(e)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)	Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g)	Annualized
(h)	Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

27

Financial Highlights (continued)

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31	PERIOD ENDED MAY 31

	2003(a)		2003	2002(b)

CORE EQUITY FUND — CLASS B

PER SHARE DATA

Net Asset Value — Beginning of Period	$10.27		$11.54	$12.34

INCOME FROM INVESTMENT OPERATIONS(c)

Net Investment Income (Loss)(d)	(0.00)		(0.00)	0.01

Net Gain or (Losses) on Securities (Both Realized and Unrealized)	0.49		(1.17)	(0.73)

Total from Investment Operations	0.49		(1.17)	(0.72)

Less Dividends and Distributions	0.00		0.10	0.08

Net Asset Value — End of Period	$10.76		$10.27	$11.54

TOTAL RETURN(e)	4.77%	(f)	(10.11% )	(5.83%	)(f)

RATIOS

Net Assets — End of Period ($000 Omitted)	$1,390		$1,264	$258

Ratio of Expenses to Average Net Assets(g)(h)	2.16%	(f)	2.16%	1.62%	(i)

Ratio of Net Investment Income (Loss) to Average Net Assets(h)	(0.19%	)	(0.05% )	0.84%	(i)

Portfolio Turnover Rate	14%	(f)	36%	25%	(j)

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From April 1, 2002, inception of Class, to May 31, 2002.
(c)	The per share information was computed based on average shares for the year ended May 31, 2003.
(d)	Net Investment loss aggregated less than $0.01 on a per share basis for the period ended August 31, 2003 and the year ended May 31, 2003.
(e)	The applicable CDSC is not included in the Total Return calculation.
(f)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(g)	Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(h)	Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended August 31, 2003 and the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.35% (annualized) and 2.57%, respectively, and ratio of net investment loss to average net assets would have been (0.38%) (annualized) and (0.46%), respectively.
(i)	Annualized
(j)	Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

28

Financial Highlights (continued)

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31			PERIOD ENDED MAY 31

	2003(a)		2003	2002	2001	2000(b)

CORE EQUITY FUND — CLASS C

PER SHARE DATA

Net Asset Value — Beginning of Period	$10.34		$11.51	$13.77	$15.32	$14.55

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)(c)	(0.00)		(0.01)	0.05	0.18	0.12

Net Gains or (Losses) on Securities (Both Realized and Unrealized)	0.51		(1.16)	(1.86)	(0.38)	0.84

Total from Investment Operations	0.51		(1.17)	(1.81)	(0.20)	0.96

Less Dividends and Distributions(d)	0.00		0.00	0.45	1.35	0.19

Net Asset Value — End of Period	$10.85		$10.34	$11.51	$13.77	$15.32

TOTAL RETURN(e)	4.94%(f	)	(10.17% )	(13.17% )	(1.22% )	6.66%(f	)

RATIOS

Net Assets — End of Period ($000 Omitted)	$10,435		$8,912	$9,747	$10,404	$1,388

Ratio of Expenses to Average Net Assets(g)	2.12%(h	)	2.20%	1.90%	1.73%	1.67%(h	)

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.15%	)(h)	(0.12% )	0.40%	0.75%	0.94%(h	)

Portfolio Turnover Rate	14%		36%	25%	36%	50%(i	)

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From February 15, 2000, inception of Class, to May 31, 2000.
(c)	Net investments loss aggregated less than $0.01 on a per share basis for the period ended August 31, 2003.
(d)	Dividends and Distributions aggregated less than $0.01 on a per share basis for the period ended August 31, 2003.
(e)	The applicable CDSC is not included in the Total Return calculation.
(f)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(g)	Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(h)	Annualized.
(i)	Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

29

Financial Highlights (continued)

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31		PERIOD ENDED MAY 31

	2003(a)		2003	2002	2001(b)

CORE EQUITY FUND — CLASS K

PER SHARE DATA

Net Asset Value — Beginning of Period	$10.25		$11.41	$13.84	$14.38

INCOME FROM INVESTMENT OPERATIONS(c)

Net Investment Income (Loss)(d)	0.00		0.01	0.20	(0.05)

Net Gains or (Losses) on Securities (Both Realized and Unrealized)	0.50		(1.16)	(1.98)	(0.48)

Total from Investment Operations	0.50		(1.15)	(1.78)	(0.53)

Less Dividends and Distributions	0.00		0.01	0.65	0.01

Net Asset Value — End of Period	$10.75		$10.25	$11.41	$13.84

TOTAL RETURN	4.88%(e	)	(10.07% )	(12.91% )	(3.68%	)(e)

RATIOS

Net Assets — End of Period ($000 Omitted)	$25,351		$22,450	$28,372	$1

Ratio of Expenses to Average Net Assets(f)(g)	2.11%(h	)	1.98%	1.18%	3.00%(h	)

Ratio of Net Investment Income (Loss) to Average Net Assets(g)	(0.14%	)(h)	0.08%	1.08%	(0.71%	)(h)

Portfolio Turnover Rate	14%(e	)	36%	25%	36%(i	)

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From December 14, 2000, inception of Class, to May 31, 2001.
(c)	The per share information was computed based on average shares for the period ended August 31, 2003 and the year ended May 31, 2003.
(d)	Net Investment loss aggregated less than $0.01 on a per share basis for the period ended August 31, 2003.
(e)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)	Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g)	Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.63% and ratio of net investment loss to average net assets would have been (0.57%).
(h)	Annualized
(i)	Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2001.

30

Financial Highlights (continued)

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31				PERIOD ENDED MAY 31		YEAR ENDED AUGUST 31

	2003(a)		2003	2002	2001	2000	1999(b)		1998

TOTAL RETURN FUND — INVESTOR CLASS

PER SHARE DATA

Net Asset Value — Beginning of Period	$21.96		$24.28	$26.75	$27.74	$32.37	$28.16		$27.77

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income	0.09		0.40	0.39	0.55	0.81	0.60		0.83

Net Gains or (Losses) on Securities (Both Realized and Unrealized)	0.57		(1.63)	(1.74)	(0.29)	(3.47)	5.03		0.87

Total from Investment Operations	0.66		(1.23)	(1.35)	0.26	(2.66)	5.63		1.70

Less Dividends and Distributions	0.09		1.09	1.12	1.25	1.97	1.42		1.31

Net Asset Value — End of Period	22.53		$21.96	$24.28	$26.75	$27.74	$32.37		$28.16

TOTAL RETURN	2.99%(c	)	(4.85% )	(5.13% )	1.08%	(8.29% )	20.27%(c	)	6.02%

RATIOS

Net Assets — End of Period ($000 Omitted)	$786,180		$810,787	$1,080,197	$1,462,543	$2,326,899	$3,418,746		$2,561,016

Ratio of Expenses to Average Net Assets(d)(e)	1.24%(f	)	1.26%	1.49%	1.27%	1.00%	0.83%(f	)	0.79%

Ratio of Net Investment Income to Average Net Assets(e)	1.48%(f	)	1.90%	1.57%	1.98%	2.60%	2.61%(f	)	2.82%

Portfolio Turnover Rate	47%(c	)	45%	54%	76%	49%	7%(c	)	17%

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From September 1, 1998 to May 31, 1999.
(c)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)	Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any offset arrangements (which may include custodian, distribution and transfer agent fees).
(e)	Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended August 31, 2003, the year ended May 31, 2003, the year ended May 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.41% (annualized), 1.50%, 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 1.31% (annualized), 1.66%, 2.60% (annualized) and 2.81%, respectively.
(f)	Annualized

31

Financial Highlights (continued)

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31	PERIOD ENDED MAY 31

	2003(a)		2003	2002(b)

TOTAL RETURN FUND — CLASS A

PER SHARE DATA

Net Asset Value — Beginning of Period	$21.47		$24.08	$25.28

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income	0.05		0.63	0.03

Net Losses on Securities (Both Realized and Unrealized)	0.59		(1.89)	(0.95)

Total from Investment Operations	0.64		(1.26)	(0.92)

Less Dividends and Distributions	0.09		1.35	0.28

Net Asset Value — End of Period	$22.02		$21.47	$24.08

TOTAL RETURN(c)	3.00%(d	)	(4.99% )	(3.64%	)(d)

RATIOS

Net Assets — End of Period ($000 Omitted)	$513		$546	$93

Ratio of Expenses to Average Net Assets(e)(f)	1.34%(g	)	1.34%	1.18%(g	)

Ratio of Net Investment Income to Average Net Assets(f)	1.40%(g	)	1.76%	2.11%(g	)

Portfolio Turnover Rate	47%(d	)	45%	54%(h	)

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From April 1, 2002, inception of Class, to May 31, 2002.
(c)	The applicable sales charges is not included in the Total Return calculation.
(d)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)	Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)	Various expenses of each Class were absorbed by INVESCO for the period ended August 31, 2003 and the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.57% (annualized) and 1.94%, respectively, and ratio of net investment income to average net assets would have been 0.17% (annualized) and 1.16%, respectively.
(g)	Annualized
(h)	Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

32

Financial Highlights (continued)

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31	PERIOD ENDED MAY 31

	2003(a)		2003	2002(b)

TOTAL RETURN FUND — CLASS B

PER SHARE DATA

Net Asset Value — Beginning of Period	$21.31		$24.08	$25.28

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income	0.05		0.54	0.02

Net Gain or (Losses) on Securities (Both Realized and Unrealized)	0.54		(1.94)	(0.96)

Total from Investment Operations	0.59		(1.40)	(0.94)

Less Dividends and Distributions	0.05		1.37	0.26

Net Asset Value — End of Period	$21.85		$21.31	$24.08

TOTAL RETURN(c)	2.79%(d	)	(5.54% )	(3.76%	)(d)

RATIOS

Net Assets — End of Period ($000 Omitted)	$604		$570	$91

Ratio of Expenses to Average Net Assets(e)(f)	1.99%(g	)	2.10%	1.86%(g	)

Ratio of Net Investment Income (Loss) to Average Net Assets(f)	(0.73%	)(g)	1.13%	1.27%(g	)

Portfolio Turnover Rate	47%(d	)	45%	54%(h	)

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From April 1, 2002, inception of Class, to May 31, 2002.
(c)	The applicable CDSC is not included in the Total Return calculation.
(d)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)	Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)	Various expenses of Class were voluntarily absorbed by INVESCO for the period ended August 31, 2003 and the year ended May 31 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.07% (annualized) and 3.33%, respectively, and the ratio of net investment loss to average net assets would have been (0.35%) (annualized) and (0.19%), respectively.
(g)	Annualized
(h)	Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2002.

33

Financial Highlights (continued)

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31			PERIOD ENDED MAY 31

	2003(a)		2003	2002	2001	2000(b)

TOTAL RETURN FUND — CLASS C

PER SHARE DATA

Net Asset Value — Beginning of Period	$21.47		$23.60	$26.07	$27.30	$26.71

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income	0.03		0.12	0.05	0.43	0.29

Net Gains or (Losses) on Securities (Both Realized and Unrealized)	0.57		(1.54)	(1.71)	(0.94)	0.87

Total from Investment Operations	0.60		(1.42)	(1.66)	(0.51)	1.16

Less Dividends and Distributions	0.04		0.71	0.81	0.72	0.57

Net Asset Value — End of Period	$22.03		$21.47	$23.60	$26.07	$27.30

TOTAL RETURN(c)	2.79%(d	)	(5.91% )	(6.44% )	(1.78% )	4.40%(d	)

RATIOS

Net Assets — End of Period ($000 Omitted)	$847		$787	$591	$334	$10

Ratio of Expenses to Average Net Assets(e)(f)	1.99%(g	)	2.24%	2.59%	2.30%	2.94%(g	)

Ratio of Net Investment Income to Average Net Assets(f)	0.60%(g	)	0.89%	0.46%	0.84%	1.46%(g	)

Portfolio Turnover Rate	47%(d	)	45%	54%	76%	49%(h	)

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From February 15, 2000, inception of Class, to May 31, 2000.
(c)	The applicable CDSC is not included in the Total Return calculation.
(d)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)	Ratio is based on Total Expenses of the Class, less Expenses absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)	Various expenses of the Class were voluntarily absorbed by INVESCO for the period ended August 31, 2003 and the year ended May 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.26% (annualized) and 3.49%, and ratio of net investment loss to average net assets would have been (0.67%) (annualized) and (0.36%), respectively.
(g)	Annualized
(h)	Portfolio Turnover is calculated at the Fund level. Represents the year ended May 31, 2000.

34

November 25, 2003

AIM COMBINATION STOCK & BOND FUNDS

INVESCO CORE EQUITY FUND — INVESTOR CLASS, CLASS A, B, C, AND K

INVESCO TOTAL RETURN FUND — INVESTOR CLASS, CLASS A, B, C, AND K

You may obtain additional information about the Funds from several sources:

Financial Reports. Although this Prospectus describes the Funds’ anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds’ actual investments at the report date. These reports include discussion of each Fund’s recent performance, as well as the effect of market and general economic trends and a Fund’s investment strategy on each Fund’s performance. The annual report also includes the report of the Funds’ independent accountants.

Statement of Additional Information. The SAI dated November 25, 2003, is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

Internet. The current Prospectus of the Funds may be accessed through AIM’s Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling  1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-8066 and 033-69904.

811-8066

Automated Investor Line: 1-800-246-5463

Client Services: 1-800-959-4246

AIMinvestments.com

Effective 7/1/03, A I M Distributors, Inc.,SM became

the distributor of the retail INVESCO funds

11 Greenway Plaza, Suite 100

Houston, Texas 77046

I-GSM-PRO-1  11/03

INVESCO TOTAL RETURN FUND — INSTITUTIONAL CLASS

A no-load class of shares of a mutual fund designed for investors seeking capital appreciation and current income.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks2
Fund Performance3
Fees And Expenses4
Investment Risks5
Principal Risks Associated With The Fund5
Temporary Defensive Positions7
Fund Management7
Portfolio Managers7
Potential Rewards8
Share Price8
Tools Used to Combat Excessive Short-term Trading Activity9
How To Buy Shares10
Your Account Services13
How To Sell Shares13
Taxes14
Dividends And Capital Gain Distributions15
Financial Highlights16

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM COMBINATION STOCK & BOND FUNDS

PROSPECTUS | NOVEMBER 25, 2003

A I M Advisors, Inc. (“AIM”) is the investment advisor for the Fund, and INVESCO Institutional (N.A.), Inc. (“INVESCO International”) is the sub-advisor for the Fund. On November 25, 2003, the series portfolio of AIM Combination Stock & Bond Fund, Inc., a Maryland corporation the (“Company”), were redomesticated as the Funds, which are series portfolios of AIM Combination Stock & Bond Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc., (“INVESCO”) served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of INVESCO. INVESCO and AIM are referred to herein, as appropriate, as the “Advisor.”

This Prospectus contains important information about the Fund’s Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund’s classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you based on how much you plan to invest and other relevant factors discussed in “How To Buy Shares.” To obtain additional information about other classes of shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-347-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, And Risks
FOR MORE DETAILS ABOUT THE FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks to provide you with high total return through both growth and current income. It is actively managed. The Fund invests in a mix of equity securities and debt securities, as well as in options and other investments whose values are based upon the values of these securities. Often, but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Fund attempts to cushion against sharp price movements in both equity and debt securities.

The Fund normally invests at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. Normally, at least 30% of the Fund’s net assets will be invested in debt securities that are rated investment grade at the time of purchase and at least 30% of the Fund’s net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investments at the Advisor’s discretion, based upon current business, economic, and market conditions.

The portion of the Fund’s portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

The portion of the Fund’s portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market — companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk — that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund’s portfolio may decline in value more than the overall securities markets. Since the Advisor has discretion to allocate the amounts of equity securities and debt securities held by the Fund, there is an additional risk that the portfolio of the Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest. If the portfolio managers allocate more of the Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

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The Fund is subject to other principal risks such as credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Fund.” An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

Fund Performance

Since the Fund’s Institutional Class shares will not commence investment operations until November 3, 2003, the bar chart below shows the Fund’s Investor Class shares’ actual yearly performance for the years ended December 31 (commonly known as its “total return”) since inception. Investor Class shares are not offered in this Prospectus. Investor Class and Institutional Class returns would be similar because both classes of shares invest in the sane portfolio of securities. The returns of the Classes would differ, however, to the extent of differing levels of expenses. In this regard, the bar chart reflects an asset based sales charge in excess of 0.25% of net assets that is not applicable to the Institutional Class. The table below shows pre-tax and after-tax average annual total returns for the period ended December 31, 2002 for the Fund’s Investor Class shares compared to the S&P 500 and Lehman Government/Credit Bond Indexes.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the bar chart and table illustrates the variability of the Fund’s Investor Class shares’ total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

TOTAL RETURN FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2,3]

Best Calendar Qtr. 6/97 11.86% Worst Calendar Qtr. 9/02 (11.31%)

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	AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/02

	1 YEAR		5 YEARS		10 YEARS
Total Return Fund - Investor Class[1,2,3]

Return Before Taxes	(12.44%	)	(1.30%	)	6.97%
Return After Taxes on Distributions	(13.63%	)	(2.82%	)	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	(7.25%	)	(1.41%	)	5.15%

S&P 500 Index[4] (reflects no deduction for fees, expenses, or taxes)	(22.09%	)	(0.58%	)	9.35%

Lehman Government/Credit Bond Index[4] (reflects no deduction for fees, expenses, or taxes)	11.04%		7.62%		7.61%

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of the Investor Class expenses.
[2]	The total returns are for Investor Class shares that are not offered in this Prospectus. Total returns of Investor Class shares will differ only to the extent that the classes do not have the same expenses.
[3]	Return before taxes for Investor Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2003 was 8.90%.
[4]	The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Lehman Government/Credit Bond Index is an unmanaged index indicative of the broad domestic fixed-income market. Please keep in mind that the Indexes do not pay brokerage, management, or administrative expenses, all of which are paid by the Investor Class and are reflected in its annual returns.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Institutional Class shares of the Fund or AIM, to exchange to another INVESCO fund or AIM fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

TOTAL RETURN FUND — INSTITUTIONAL CLASS
Management Fees	0.71%
Distribution and Service (12b-1) Fees	None
Other Expenses[1,2,3]	0.45%

Total Annual Fund Operating Expenses[1,2,3]	1.16%

[1]	Based on estimated expenses for the current fiscal year, which may be more or less than actual expenses. Actual expenses are not provided because the Fund’s Institutional Class shares will not commence investment operations until November 3, 2003.
[2]	The Advisor is entitled to reimbursement from the class, if applicable, for fees and expenses voluntarily absorbed pursuant to a commitment between the Fund and the Advisor if such reimbursements do not cause the class to exceed voluntary expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. This commitment may be changed at any time following consultation with the board of trustees.
[3]	Certain expenses of Institutional Class shares of Total Return Fund will be absorbed voluntarily by the Advisor pursuant to a commitment between the Fund and the Advisor. The commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Total Return Fund’s Institutional Class shares’ Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.28% and 0.99%, respectively, of the Fund’s average net assets attributable to Institutional Class shares.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that the Fund’s Institutional Class shares’ operating expenses remain the same. Although the actual costs and performance of the Fund’s Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

$118	$368	$638	$1,409

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Investment Risks

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

Principal Risks Associated With The Fund

You should consider the special risk factors discussed below associated with the Fund’s policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for any Fund’s portfolio may decline in value more than the overall stock market.

CREDIT RISK

The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISK

Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing.

FOREIGN SECURITIES RISK

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund’s investment in a security valued in the foreign currency, or based on that currency value.

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Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in the Fund’s portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

LIQUIDITY RISK

The Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

PREPAYMENT RISK

The Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

Although the Fund generally invests in equity and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund’s principal investment strategy, they may constitute a significant portion of the Fund’s portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT	RISKS

American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity, and Currency Risks

Government Agency Mortgage-Backed Securities
These are securities issued by the FHLMC and the FNMA or guaranteed by the GNMA and backed by mortgages. The Fund receives payments out of the interest and principal on the underlying mortgages.	Prepayment and Interest Rate Risks

Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Credit and Counterparty Risks

Rule 144A Securities
Securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers many Rule 144A securities to be “liquid,” although the market for such securities typically is less active than the public securities markets.	Liquidity Risk

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Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Fund Management

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT COMPANY THAT MANAGES MORE THAN $345.2 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

AIM is the investment advisor for the Fund, and INVESCO Institutional is the sub-advisor for the Fund. INVESCO Institutional is an affiliate of INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309. As sub-advisor, INVESCO Institutional is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

ADI is the Fund’s distributor and is responsible for the sale of the Fund’s shares.

INVESCO, AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for each series portfolio of the company. The following table shows the fee the Fund paid to INVESCO for its advisory services in the fiscal year ended August 31, 2003:

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT

Total Return	0.71%

Portfolio Managers

The following individuals are primarily responsible for the day-to-day management of the Fund:

Ken Bowling has been responsible for INVESCO Total Return Fund since July 1, 2003. He has been with INVESCO Fixed Income since 1993 and is a portfolio manager of the Fund. Ken earned a Bachelor of Science degree in Mechanical Engineering and a Masters in Engineering from the University of Louisville. Before joining INVESCO Fixed Income, he was a Lead Engineer with General Electric, and a Project Engineer with General Motors prior to that.

Michael Heyman has been responsible for INVESCO Core Equity Fund and INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 25 years of investment management experience. Mick is a graduate of Northwestern University, a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts.

Steve Johnson has been responsible for INVESCO Total Return Fund since July 1, 2003. He joined INVESCO Fixed Income in May of 1991. As Chief Investment Officer of INVESCO Fixed Income, he is responsible for all phases of the fixed income investment process. Steve began his investment career in 1986 with American General Corporation in Houston, Texas as a fixed income trader.

Richard King has been responsible for INVESCO Balanced Fund and INVESCO Total Return Fund since July 1, 2003. He joined INVESCO’s Fixed Income Investment Management Team in 2000, bringing 16 years of fixed income portfolio management experience. Prior to INVESCO Fixed Income, Rich spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

Mark Lattis has been responsible for INVESCO Core Equity Fund, INVESCO INVESCO Total Return Fund since July 1, 2003. He is a member of the INVESCO-NAM Portfolio Group. He has more than 10 years of investment management experience. After completing his undergraduate studies at the University of Louisville, Mark went on to earn an MBA from the University of Kentucky. He is a Chartered Financial Analyst and a member of the Louisville Society of Financial Analysts and currently serves as its President.

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Potential Rewards

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential to increase the value of their capital over time and also offers the opportunity for current income. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. The Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Fund is most suitable for investors who:

■	are willing to grow their capital over the long-term (at least five years).
■	understand that shares of the Fund can, and likely will, have daily price fluctuations.
■	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:

■	primarily seeking current dividend income.
■	unwilling to accept potentially significant changes in the price of Fund shares.
■	speculating on short-term fluctuations in the stock markets.

Share Price

CURRENT MARKET VALUE OF FUND ASSETS +ACCRUED INTEREST AND DIVIDENDS - FUND DEBTS INCLUDING ACCRUED EXPENSES ÷ NUMBER OF SHARES = YOUR SHARE PRICE (NAV)	The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. The Advisor determines the market value of each investment in the Fund’s portfolio each day that the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Funds’ Board of Trustees. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you will not be able to purchase or redeem Fund shares.

NAV is calculated by adding together the current market price of all of the Fund’s investments and other assets, including accrued interest and dividends; subtracting the Fund’s debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund’s outstanding shares. Because the Institutional Class’s expenses vary from other classes of the Fund, NAV is calculated separately for that class.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you. Your instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day’s NAV. If the Advisor receives instructions from you after that time, your instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation’s Fund/SERV and Networking facilities must obtain their customers’ permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Fund would not calculate NAV on Thanksgiving Day (and the Advisor would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Fund on that day.

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Tools Used to Combat Excessive Short-Term Trading Activity

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund’s shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the Fund’s long-term performance by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds® and the INVESCO family of funds (together, the “AIM and INVESCO Funds”):

■	trade activity monitoring;
■	trading guidelines;
■	redemption fee on trades in certain AIM and INVESCO Funds; and
■	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM and INVESCO Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

Effective on or about November 24, 2003, certain shareholders may be charged a 2% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class ( applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM or INVESCO Funds’ transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled “How to Buy Shares — Redemption Fee” for more information.

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The ability of an AIM or INVESCO Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the AIM or INVESCO Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM or INVESCO Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the AIM or INVESCO Fund. Please see the section entitled “Share Price” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

How To Buy Shares

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through AIS.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through AIS. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information. If you do not specify a Fund or Funds, your initial investment and any subsequent purchases will automatically go into the AIM Cash Reserve Shares of AIM Money Market Fund, a series of AIM Investment Securities Funds. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. (“AIS”), the Fund’s transfer agent, to exchange into the Fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

ADI reserves the right to increase, reduce, or waive the Fund’s minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund’s shareholders. ADI also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

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Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

Institutional Investors
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

Retirement Plans or Employee Benefit Plans
Minimum Total Plan Assets	$100,000,000
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through the AIS.

	OPENING AN ACCOUNT	ADDING TO ACCOUNT

Through a Financial Consultant‘

Contact your financial consultant.

The financial consultant should mail your completed account application to the transfer agent,

AIM Investment Services, Inc.

P.O. Box 0843

Houston, TX 77210-0843

The financial consultant should call the transfer agent at 1-800-659-1005 to receive a reference number. Then, use the following wire instructions:

Beneficiary Bank

ABA/Routing #1: 113000609

Beneficiary Account Number: 00100366732

Beneficiary Account Name: AIM

Investment Services, Inc.

RFB: Fund Name, Reference #

OBI: Your Name, Account #

Same.

These shares are offered only to institutional investors and qualified retirement plans. These shares are not available to retail investors. AIS does not accept cash, credit cards, travelers’ cheques, credit card checks, instant loan checks, money orders, or third party checks unless they are from another financial institution related to a retirement plan transfer.

By Telephone	Open your account as described above.	Call the transfer agent at 1-800-659-1005 and wire payment for your purchase order in accordance with the wire instructions noted above.

Exchange Policy. You may exchange your shares in the Fund for shares of the same class in another INVESCO Fund or another AIM Fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

■	Both AIM or INVESCO Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
■	Currently, if you exceed 10 exchanges per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders.

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■	Effective on or about March 1, 2004, if you exceed four exchanges out of an AIM or INVESCO Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or an AIM or INVESCO Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM or INVESCO Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM or INVESCO Fund and into (purchase) another AIM or INVESCO Fund
■	Please see the subsection entitled “Tools Used to Combat Excessive Short-Term Trading Activity — Trading Guidelines” for more information.
■	Under unusual market conditions, an AIM or INVESCO Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO Funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM or INVESCO Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE

Effective on or about November 24, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund or INVESCO Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund	AIM High Yield Fund
AIM Developing Markets Fund	AIM International Emerging Growth Fund
AIM European Growth Fund	AIM International Growth Fund
AIM European Small Company Fund	AIM Trimark Fund
AIM Global Aggressive Growth Fund AIM Global Growth Fund AIM Global Trends Fund AIM Global Value Fund	INVESCO International Blue Chip Value Fund (effective November 24, 2003, name will change to INVESCO International Core Equity Fund) INVESCO S&P 500 Index Fund

The redemption fee will be paid to the AIM or INVESCO Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM or INVESCO Fund. The redemption fee is imposed to the extent that the number of AIM or  INVESCO Fund shares you redeem exceeds the number of AIM or INVESCO Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM or INVESCO Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

■	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
■	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
■	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;
■	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM or INVESCO Funds;
■	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or
■	redemptions initiated by an AIM or INVESCO Fund.

The AIM Affiliates’ goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index

12

Fund.) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM or INVESCO Funds transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM or INVESCO Funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM or INVESCO Fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM or INVESCO Funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors, and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts, and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

Your Account Services

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

Shareholder Accounts. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

Quarterly Investment Summaries. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

Transaction Confirmations. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM’S WEBSITE, AIMINVESTMENTS.COM

Telephone Transactions. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out your new account Application.

Unless you decline the telephone transaction privileges when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAs and Other Retirement Plans. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

How To Sell Shares

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME	If you own shares in more than one Fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

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While AIS attempts to process telephone redemptions promptly, there may be times — particularly in periods of severe economic or market disruption — when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances — for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through the Advisor.

The following chart shows several ways to sell your Fund shares if you invest directly through ADI.

Through a Financial Consultant

Contact your financial consultant.

Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary’s call before the close of the customary trading session on the New York Stock Exchange (NYSE) on days when the NYSE is open for business in order to effect the redemption at the day’s closing price.

By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session on the NYSE on days when the NYSE is open for business in order to effect the redemption at the day’s closing price.

Taxes

Everyone’s tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. The Advisor generally focuses on pre-tax results and ordinarily does not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other AIM or INVESCO Funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions and any money that you receive from the sale of shares of the Fund a backup withholding tax at the rate in effect on the date of transaction.

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Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

Dividends And Capital Gain Distributions

The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAIN ARE
DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX DEFERRED ACCOUNTS)

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-

term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals (20% for gains that a Fund recognized prior to May 6, 2003).

The Fund’s daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another INVESCO or AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

15

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Investor Class shares of the Fund for the past five years. Certain information reflects financial results for a single Investor Class share. Since Institutional Class shares were not be offered until November 3, 2003, financial information is not available for this class as of the date of this prospectus. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in an Investor Class share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Combination Stock & Bond Funds, Inc.’s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November 25, 2003, each series of AIM Combination Stock & Bond Funds was a series portfolio of a Maryland corporation named AIM Combination Stock & Bond Funds, Inc. (formerly, INVESCO Combination Stock & Bond Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

	PERIOD ENDED AUGUST 31		YEAR ENDED MAY 31				PERIOD ENDED MAY 31		YEAR ENDED AUGUST 31

	2003(a)		2003	2002	2001	2000	1999(a)		1998

TOTAL RETURN FUND — INVESTOR CLASS

PER SHARE DATA

Net Asset Value — Beginning of Period	$21.96		$24.28	$26.75	$27.74	$32.37	$28.16		$27.77

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income	0.09		0.40	0.39	0.55	0.81	0.60		0.83

Net Gains or (Losses) on Securities (Both Realized and Unrealized)	0.57		(1.63)	(1.74)	(0.29)	(3.47)	5.03		0.87

Total from Investment Operations	(0.66)		(1.23)	(1.35)	0.26	(2.66)	5.63		1.70

Less Dividends and Distributions	0.09		1.09	1.12	1.25	1.97	1.42		1.31

Net Asset Value — End of Period	$22.53		$21.96	$24.28	$26.75	$27.74	$32.37		$28.16

TOTAL RETURN	2.99%(c	)	(4.85% )	(5.13% )	1.08%	(8.29% )	20.27%(b	)	6.02%

RATIOS

Net Assets — End of Period ($000 Omitted)	$786,180		$810,787	$1,080,197	$1,462,543	$2,326,899	$3,418,746		$2,561,016

Ratio of Expenses to Average Net Assets(c)(d)	1.24%(f	)	1.26%	1.49%	1.27%	1.00%	0.83%(e	)	0.79%

Ratio of Net Investment Income to Average Net Assets(d)	1.48%(f	)	1.90%	1.57%	1.98%	2.60%	2.61%(e	)	2.82%

Portfolio Turnover Rate	47%(c	)	45%	54%	76%	49%	7%(b	)	17%

(a)	From June 1, 2003 to August 31, 2003, the Fund’s current fiscal year end.
(b)	From September 1, 1998 to May 31, 1999.
(c)	Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)	Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e)	Various expenses of the Class were voluntarily absorbed by INVESCO for the year ended August 31, 2003, the year ended May 31, 2003, the period ended May 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.41% (annualized) 1.50%, 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 1.31% (annualized), 1.66%, 2.60% (annualized) and 2.81%, respectively.
(f)	Annualized

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November 25, 2003

AIM COMBINATION STOCK & BOND FUNDS

INVESCO TOTAL RETURN FUND — INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources:

Financial Reports. Although this Prospectus describes the Fund’s anticipated investments and operations, the Fund also prepares annual and semiannual reports that detail the Fund’s actual investments at the report date. These reports include discussion of the Fund’s recent performance, as well as the effect of market and general economic trends and the Fund’s investment strategy on the Fund’s performance. The annual report also includes the report of the Fund’s independent accountants.

Statement of Additional Information. The SAI dated November 25, 2003 is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

Internet. The Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to AIM Investment Services, Inc., P.O. Box 0843, Houston, Texas 77210-0843; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling  1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-8066 and 033-69904.

I-TRE-PRO-2

17

STATEMENT OF ADDITIONAL INFORMATION

AIM COMBINATION STOCK & BOND FUNDS

INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K

INVESCO Total Return Fund - Investor Class, Institutional Class, Class A, B, C, and K

Address:	Mailing Address:
11 Greenway Plaza	P.O. Box 4739
Suite 100	Houston, TX 77210-4739
Houston, TX 77046

Telephone:

In continental U.S., call:

1-800-347-4246

November 25, 2003

A Prospectus for the Investor Class, Class A, B, C, and K shares of INVESCO Core Equity and INVESCO Total Return Funds, and a Prospectus for the Institutional Class shares of INVESCO Total Return Fund, each dated November 25, 2003, provide the basic information you should know before investing in a Fund. This Statement of Additional Information (“SAI”) is incorporated by reference into the Funds’ Prospectuses; in other words, this SAI is legally part of the Funds’ Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses. The financial statements for the Funds for the fiscal year ended August 31 2003 are incorporated herein by reference from INVESCO Combination Stock & Bond Funds, Inc.’s Annual Report to Shareholders dated August 31 2003. Please note the fiscal year end of each of INVESCO Core Equity Fund and INVESCO Total Return Fund has been changed to August 31. Prior to November 25, 2003, each series of AIM Combination Stock & Bond Funds was a series of a Maryland corporation named AIM Combination Stock & Bond Funds, Inc. (formerly, INVESCO Combination Stock & Bond Funds, Inc.).

You may obtain, without charge, the current Prospectuses, SAI, and annual and semiannual reports of the Funds by writing to AIM Investment Services, Inc. (“AIS”), P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C, and K shares of the Funds are also available through AIM’s website at aiminvestments.com.

The Trust

AIM Combination Stock & Bond Funds (the “Trust”) was organized as a Delaware statutory trust on July 24, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Combination Stock & Bond Funds, Inc. was redomesticated as a new series of the Trust on November 25, 2003. INVESCO Combination Stock & Bond Funds, Inc. (the “Company”) was incorporated under the laws of Maryland as INVESCO Multiple Asset Funds, Inc. on August 19, 1993. On September 10, 1998, the Company changed its name to INVESCO Flexible Funds, Inc. and on October 29, 1998 to INVESCO Combination Stock & Bond Funds, Inc. On May 28, 1999, the Company assumed all of the assets and liabilities of INVESCO Core Equity Fund and INVESCO Total Return Fund, a series of INVESCO Value Trust. On October 1, 2003, the Company’s name was changed to AIM Combination Stock & Bond Funds, Inc.

The Trust is an open-end, diversified, management investment company currently consisting of two portfolios of investments: INVESCO Core Equity Fund - Investor Class, Class A, B, C, and K; and INVESCO Total Return Fund - Investor Class, Institutional Class, Class A, B, C, and K (each a “Fund” and collectively, the “Funds”). Additional funds and classes may be offered in the future.

“Open-end” means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share (“NAV”). A “management” investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

Investments, Policies, and Risks

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRs and EDRs — American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is “sponsored” means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.

Certificates of Deposit in Foreign Banks and U.S. Branches of Foreign Banks — The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit (“CDs”) issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Trust’s Board of Trustees (“Board”). Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers’ acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

Commercial Paper — Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Funds’ investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

Debt Securities — Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Although Core Equity Fund may invest up to 15% of its portfolio in lower-rated debt securities, which are often referred to as “junk bonds,” the Fund does not currently intend to invest more than 5% of its assets in debt securities. These debt securities will generally be U.S. government and corporate bonds that are rated investment grade at the time of purchase. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody’s, or BB or less by S&P at the time of purchase. Never, under any circumstances, does Core Equity Fund invest in bonds rated below Caa by Moody’s, or CCC by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although Core Equity Fund may invest in debt securities assigned lower grade ratings by S&P or Moody’s, at the time of purchase, the Funds’ investments have generally been limited to debt securities rated B or higher by S&P or Moody’s. Total Return Fund may invest only in investment grade debt securities, which are those rated BBB or higher by S&P, or Baa or higher by Moody’s, or if unrated, are judged by INVESCO to be of equivalent quality at the time of purchase. At the time of purchase, the Advisor will limit Fund investments to debt securities which the Advisor believes are not highly speculative.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit Core Equity Fund’s purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody’s may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer’s perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody’s or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody’s (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody’s ratings. For a specific description of S&P and Moody’s corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities’ weighted average lives and may lower their returns.

Domestic Bank Obligations — U.S. banks (including their foreign branches) issue CDs and bankers’ acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds’ credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers’ acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank’s “acceptance”) to pay at maturity a draft which has been drawn on it by a customer (the “drawer”). Bankers’ acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker’s acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

Equity Securities — The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation’s earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Eurobonds and Yankee Bonds — The Funds may invest in bonds issued by foreign branches of U.S. banks (“Eurobonds”) and bonds issued by a U.S. branch of a foreign bank and sold in the United States (“Yankee bonds”). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

Foreign Securities — Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected — favorably or unfavorably — by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, all of which are outside the control of each Fund. Generally, the Funds’ foreign currency exchange transactions will be conducted on a cash or “spot” basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

Futures, Options, and Other Financial Instruments

General. The advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund’s investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as “futures”), forward contracts, swaps, caps, floors, and collars (collectively, “Financial Instruments”). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as “short” hedges and “long” or “anticipatory” hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund’s portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund’s portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations. See “Tax Consequences of Owning Shares of a Fund.”

In addition to the instruments and strategies described below, the advisor may use other similar or related techniques to the extent that they are consistent with a Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds’ Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the advisor employs a Financial Instrument that correlates imperfectly with a Fund’s investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund’s portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the advisor projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as “cover,” maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to hold as segregated could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See “Options on Indexes” below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds’ ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option’s expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer’s obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the “duration” (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund’s fixed-income portfolio. If the advisor wishes to shorten the duration of a Fund’s fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of a Fund’s fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as “marking-to-market.” Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts, options on futures contracts, and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund’s portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies—Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor’s use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds’ options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs — Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund’s investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities — Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Fund may have difficulty — or may even be legally precluded from — selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

Initial Public Offerings (“IPOs”) — The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interfund Borrowing and Lending Program — Pursuant to an exemptive order issued by the SEC dated December 21, 1999, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Advisor (as defined herein) or its affiliates. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed. A Fund will only lend money when the interest rate on interfund loans is higher than the rate on overnight repurchase agreements and the yield on the institutional class of shares of an affiliated money market fund.

Investment Company Securities — To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated June 9, 1999) that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share (“money market funds”). The Funds also may invest in Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the”1940 Act”) as open-end funds or Unit Investment Trusts (“UITs”). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual shares among themselves at market prices throughout the day. The 1940 Act, limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund’s total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Mortgage-Backed Securities — Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO class”). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion (“liquidity protection”). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Real Estate Investment Trusts - To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts (“REITs”).

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements — A Fund may enter into repurchase agreements, or “REPOs”, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund’s custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund’s net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 144A Securities — A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered “liquid,” and not subject to a Fund’s limitations on investment in restricted securities. The Board has given the Advisor the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

Securities Lending — Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and Board. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an “Agent”).

The Advisor provides the following services in connection with the securities lending activities of each Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent’s loan activities to ensure that securities loans are effected in accordance with the Advisor’s instructions and with procedures adopted by the Board; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the Board with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary.

The Funds rely on an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have the Advisor or an affiliate of the Advisor as an investment advisor.

Sovereign Debt — In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor’s then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government’s willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country’s balance of trade and its access to trade and other international credits. If a country’s exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country’s ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor’s willingness or ability to service its debts.

The Funds may invest in debt securities issued under the “Brady Plan” in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as “Brady Bonds,” are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year’s interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

Unseasoned Issuers — The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities — Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association (“GNMA”) Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S.

government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

When-Issued/Delayed Delivery — The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the “settlement date,” which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

Investment Restrictions

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund’s assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

1.	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2.	with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

3.	underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund’s portfolio securities;

4.	borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

5.	issue senior securities, except as permitted under the 1940 Act;

6.	lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

7.	purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

8.	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

9.	Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

A.	The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

B.	The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

C.	The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

D.	The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

E.	With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

Management of the Funds

Investment Advisor and Sub-Advisor

A I M Advisors, Inc. (“AIM”) is the investment advisor for each Fund, and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”) is the sub-advisor for each Fund. On November 25, 2003, the series portfolios of AIM Combination Stock & Bond Funds, Inc., a Maryland Corporation, (the “Company”), were redomesticated as the Funds, which are series portfolios of AIM Combination Stock & Bond Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment adviser for each series portfolio of the Company. INVESCO and AIM are referred to herein, as appropriate, as the “Advisor.”

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. (“AIM Management”), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309, is responsible for the Funds’ day-to-day management, including the Funds’ investment decisions and the execution of securities transactions with respect to the Funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, INVESCO and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $345.2 billion in assets under management as of September 30, 2003.

AMVESCAP PLC’s North American subsidiaries include:

AMVESCAP Retirement, Inc. (“ARI”), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.

AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) (ANTC), a wholly owned subsidiary of ARI, maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts (“IRAs”) and other retirement plan accounts. ANTC acts as directed, non-discretionary trustee or custodian for such plans.

INVESCO Institutional, Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional includes the following Groups and Divisions:

INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

INVESCO National Asset Management Division, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.

INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITs, and publicly traded stocks of companies deriving substantial revenues from real estate industry activities.

INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group’s main product is global asset allocation.

A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund, and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.

Investment Advisory Agreement

AIM is responsible for supervising all aspects of the Funds’ operations and providing investment advisory services to the Funds. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Funds. The advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Funds are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the advisory agreement, AIM is also responsible for furnishing to the Funds, at AIM’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The advisory agreement provides that each Fund will pay or cause to be paid all ordinary business expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

As full compensation for its advisory services to the Trust, AIM receives a monthly fee from each Fund. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class. The fee is calculated at the annual rate of:

Core Equity Fund

•	0.60% on the first $350 million of each Fund’s average net assets;

•	0.55% on the next $350 million of each Fund’s average net assets;

•	0.50% of each Fund’s average net assets from $700 million;

•	0.45% of each Fund’s average net assets from $2 billion;

•	0.40% of each Fund’s average net assets from $4 billion;

•	0.375% of each Fund’s average net assets from $6 billion; and

•	0.35% of each Fund’s average net assets from $8 billion.

Total Return Fund

•	0.75% on the first $500 million of the Fund’s average net assets;

•	0.65% on the next $500 million of the Fund’s average net assets;

•	0.50% of the Fund’s average net assets from $1 billion;

•	0.45% of the Fund’s average net assets from $2 billion;

•	0.40% of the Fund’s average net assets from $4 billion;

•	0.375% of the Fund’s average net assets from $6 billion; and

•	0.35% of the Fund’s average net assets from $8 billion.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed below in the section entitled “Advisory Fees Paid to INVESCO” and in the Funds’ Prospectus.

AIM’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

Board Approval of Advisory Agreement with AIM

At the request of AIM, the Board discussed the approval of the advisory agreement at an in-person meeting held on August 12-13, 2003. The trustees who are not affiliated with the Advisor (the “Independent Trustees”) also discussed the approval of the advisory agreement with independent counsel prior to that meeting. In evaluating the advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the then-current advisory agreement with INVESCO and the advisory agreement with AIM:

•	The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who would provide investment advisory services to each Fund, and noted that the persons providing portfolio management services to each Fund would not change.

•	The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the advisory agreement, and noted that no material changes in the level or type of services provided under the then-current advisory agreement with INVESCO would occur, other than the provision by AIM of certain administrative services if the Funds engage in securities lending.

•	Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the Master Administrative Services Agreement, noted that the overall services to be provided under the then-existing arrangements and under the Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the advisory agreement and the Master Administrative Services Agreement.

•	The performance records of each Fund. The Board reviewed the performance record of each Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of each Fund and is able, therefore, to provide advisory and administrative services to each Fund.

•	Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for each Fund under the then-current advisory agreement and compared them with the advisory fees expected to be incurred under the advisory agreement. The Board concluded that projected expense ratio and advisory fees of each Fund under the advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the advisory agreement. The advisory fees that are being proposed under the advisory agreement are the same as the advisory fees paid to INVESCO under the then-current advisory agreement, other than the removal of the reimbursement obligation related to services provided to the Fund and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM’s receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that a Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board’s approval prior to its receipt of all or a portion of such fees.

•	The profitability of AIM. The Board reviewed information concerning the profitability of AIM’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM’s receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board’s approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of that Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower’s obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

•	The terms of the advisory agreement. The Board reviewed the terms of the advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist each Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which each Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the advisory agreement between the Trust and AIM for the Funds. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The advisory agreement will expire, unless renewed, on or before June 30, 2005.

Advisory Fees Paid to INVESCO

Prior to November 25, 2003, INVESCO served as investment advisor to the Funds. During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. Since Total Return Fund’s Institutional Class and Class K shares had not commenced operations as of August 31, 2003, no advisory fees were paid with respect to Total Return Fund’s Institutional Class and Class K shares as of that date. If applicable, the advisory fees were offset by credits in the amounts shown, so that the Funds’ fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and the Advisor. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

Investor Class	Advisory Fee Dollars	Total Expense Reimbursements	Total Expense Limitations

Core Equity Fund
Period Ended August 31, 2003[1]	$3,259,074	N/A	N/A
Year Ended May 31, 2003	$12,748,828	N/A	N/A
Year Ended May 31, 2002	$17,273,680	N/A	N/A
Year Ended May 31, 2001	$20,643,362	N/A	N/A

Total Return Fund
Period Ended August 31, 2003[1]	$1,443,706	$350,616	1.24%
Year Ended May 31, 2003	$6,147,015	$2,080,446	1.24%[2]
Year Ended May 31, 2002	$8,260,344	N/A	N/A
Year Ended May 31, 2001	$11,225,060	N/A	N/A

Class A

Core Equity Fund
Period Ended August 31, 2003[1]	$5,658	$0	1.50%
Year Ended May 31, 2003	$14,226	$0	1.50%
Period Ended May 31, 2002[3]	$104	$0	1.50%

Total Return Fund
Period Ended August 31, 2003[1]	$900	$1,566	1.34%
Year Ended May 31, 2003	$3,059	$2,592	1.34%[4]
Period Ended May 31, 2002[3]	$51	$0	1.50%

Class B

Core Equity Fund
Period Ended August 31, 2003[1]	$1,727	$661	2.15%
Year Ended May 31, 2003	$2,950	$2,300	2.15%
Period Ended May 31, 20023	$109	$0	2.15%

Total Return Fund
Period Ended August 31, 2003[1]	$1,033	$1,562	1.99%
Year Ended May 31, 2003	$1,903	$3,513	1.99%[5]
Period Ended May 31, 2002[3]	$51	$0	2.15%

Investor Class	Advisory Fee Dollars	Total Expense Reimbursements	Total Expense Limitations

Class C

Core Equity Fund
Period Ended August 31, 2003[1]	$ 12,342	$0	2.75%[6]
Year Ended May 31, 2003	$ 40,955	N/A	N/A
Year Ended May 31, 2002	$ 49,474	N/A	N/A
Year Ended May 31, 2001	$ 29,146	N/A	N/A

Total Return Fund
Period Ended August 31, 2003[1]	$ 1,703	$3,121	1.99%
Year Ended May 31, 2003	$ 4,908	$8,666	1.99%[7]
Year Ended May 31, 2002	$ 4,615	N/A	N/A
Year Ended May 31, 2001	$ 1,481	N/A	N/A

Class K

Core Equity Fund
Period Ended August 31, 2003[1]	$ 30,741	$0	2.20%
Year Ended May 31, 2003	$ 103,385	$130,653	2.20%[7]
Year Ended May 31, 2002	$ 70,870	N/A	N/A
Period Ended May 31,2001[9]	$ 2	N/A	N/A

1.	For the period June 1, 2003, change in Funds year end, through August 31, 2003.
2.	Effective June 28, 2002.
3.	For the period April 1, 2002, commencement of operations, through May 31, 2002.
4.	1.34% as of August 1, 2002, 1.50% prior to August 1, 2002.
5.	1.99% as of August 1, 2002, 2.15% prior to August 1, 2002.
6.	Effective June 1, 2003, contractual through May 31, 2005.
7.	Effective August 1, 2002.
8.	For the period December 14, 2000, commencement of operations, through May 31, 2001.

Sub-Advisory Agreement

INVESCO Institutional provides investment sub-advisory services to the Funds under a Master Sub-Advisory Contract with AIM.

INVESCO Institutional is registered as an investment advisor under the Advisers Act. Under the Master Sub-Advisory Contract, Funds will be supervised by investment managers who utilize INVESCO Institutional’s facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

For the services to be rendered by INVESCO Institutional under the Master Sub-Advisory Contract, AIM pays INVESCO Institutional a fee which is computed daily and paid as of the last day of each month on the basis of a Fund’s daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee if equal to 0.40% of AIM’s compensation of the sub-advised assets per year, for the Funds.

Board Approval of Sub-Advisory Agreement

At the request of AIM and INVESCO Institutional, the Board discussed the approval of the sub-advisory agreement at an in-person meeting held on August 12-13, 2003. The Independent Trustees also discussed the approval of the sub-advisory agreement with independent counsel prior to that meeting. In evaluating the sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the new sub-advisory agreement between AIM and INVESCO Institutional for each Fund:

•	The range of sub-advisory services provided by INVESCO Institutional. The Board reviewed the services to be provided by INVESCO Institutional under the new sub-advisory agreement, and noted that the level and type of investment advisory services under the new sub-advisory agreement would be comparable to those provided by INVESCO under Trust’s then-current advisory agreement with INVESCO.

•	The fees payable to INVESCO Institutional for its services. The Board noted that INVESCO Institutional would receive compensation based on that portion of the assets of a Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on any Fund, since the fees are payable by AIM.

•	The performance records of the Funds. The Board reviewed the performance record of each Fund and noted that the same portfolio management team would be providing investment advisory services to each Fund under the new sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to each Fund, after considering performance information that it received during the past year from INVESCO.

•	The profitability of INVESCO Institutional. The Board considered information concerning the profitability of INVESCO Institutional’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM’s compensation on the sub-advised assets. The Board noted that the new sub-advisory fees are less than the advisory fees received by INVESCO under the then-current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to each Fund.

•	The terms of the new sub-advisory agreement. The Board reviewed the terms of the new sub-advisory agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which each Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the new sub-advisory agreement between AIM and INVESCO Institutional for each Fund. In so doing, they were advised by independent counsel, retained by the Independent Trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The sub-advisory agreement will expire, unless renewed, on or before June 30, 2005.

Administrative Services Agreement

Pursuant to an Administrative Services Agreement, AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the Independent Trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust’s principal financial officer and her staff, and any expenses related to fund accounting services.

Transfer Agency Agreement

AIM Investment Services, Inc. 11 Greenway Plaza, Suite 100, Houston TX 77046, is the Trusts’ transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated November 20, 2003 with the Trust.

The Transfer Agency Agreement provides that each Fund pays the transfer agent an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

Administrative Services and Transfer Agency Fees Paid To INVESCO

Prior to October 1, 2003, INVESCO served as transfer agent to the Funds. INVESCO delegated its duties as administrator to the Funds to AIM pursuant to an agreement dated August 12, 2003.

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (if applicable, prior to the voluntary absorption of certain Fund expenses by INVESCO). The fees are allocated daily to each class based on the relative proportion of net assets represented by such class. Since Total Return Fund’s Institutional Class and Class K shares had not commenced operations as of August 31, 2003, no fees were paid with respect to Total Return Fund’s Institutional Class and Class K shares for the periods shown. The Advisor is entitled to reimbursement by a Fund if such reimbursement does not cause the Fund to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

Investor Class	Advisory	Administrative Services	Transfer Agency

Core Equity Fund

Period Ended August 31, 2003[1]	$3,259,074	$290,620	$1,203,374
Year Ended May 31, 2003	$12,748,828	$1,134,166	$5,196,034
Year Ended May 31, 2002	$17,273,680	$1,586,100	$6,170,161
Year Ended May 31, 2001	$20,643,362	$1,937,357	$6,177,732

Total Return Fund

Period Ended August 31, 2003[1]	$1,443,706	$93,763	$712,492
Year Ended May 31, 2003	$6,147,015	$401,453	$3,868,389
Year Ended May 31, 2002	$8,260,344	$214,921	$6,536,082
Year Ended May 31, 2001	$11,225,060	$287,476	$6,745,155

Class A

Core Equity Fund

Period Ended August 31, 2003[1]	$5,658	$505	$1,866
Year Ended May 31, 2003	$14,226	$1,261	$4,158
Period Ended May 31, 2002[2]	$104	$9	$21

Total Return Fund

Period Ended August 31, 2003[1]	$900	$59	$332
Year Ended May 31, 2003	$3,059	$199	$739
Period Ended May 31, 2002[2]	$51	$2	$6

Class B

Core Equity Fund

Period Ended August 31, 2003[1]	$1,727	$154	$1,006
Year Ended May 31, 2003	$2,950	$262	$1,945
Period Ended May 31, 2002[2]	$109	$10	$22

Investor Class	Advisory	Administrative Services	Transfer Agency

Total Return Fund

Period Ended August 31, 2003[1]	$1,033	$67	$343
Year Ended May 31, 2003	$1,903	$124	$714
Period Ended May 31, 2002[2]	$51	$3	$11

Class C

Core Equity Fund

Period Ended August 31, 2003[1]	$12,342	$1,100	$9,083
Year Ended May 31, 2003	$40,955	$3,643	$34,617
Year Ended May 31, 2002	$49,474	$4,542	$25,164
Year Ended May 31, 2001	$29,146	$2,728	$8,074

Total Return Fund

Period Ended August 31, 2003[1]	$1,703	$110	$1,553
Year Ended May 31, 2003	$4,908	$320	$6,950
Year Ended May 31, 2002	$4,615	$120	$4,985
Year Ended May 31, 2001	$1,481	$37	$1,515

Class K

Core Equity Fund

Period Ended August 31, 2003[1]	$30,741	$2,741	$44,672
Year Ended May 31, 2003	$103,385	$9,203	$319,176
Year Ended May 31, 2002	$70,870	$6,489	$20,273
Period Ended May 31,2001[3]	$2	$0	$9

1	For the period June 1, 2003, change in Fund’s year end, through August 21, 2003.
2	For the period April 1, 2002, commencement of operations, through May 31, 2002.
3	For the period December 14, 2000, commencement of operations, through May 31, 2001.

Trustees and Officers of the Trust

The overall direction and supervision of the Trust comes from the Board. The Board is responsible for making sure that the Funds’ general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The officers of the Trust receive no direct compensation from the Trust or the Funds for their services as officers. The Advisor has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of the Advisor.

The tables below provide information about each of the Trust’s trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act (the “Interested Trustees”). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliation with the Advisor and its affiliated companies.

Independent Trustees

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bob R. Baker - 1936 37 Castle Pines Dr. N. Castle Rock, Colorado 80104	Trustee	Consultant (2000-present). Formerly, President and Chief Executive Officer (1988-2000) of AMC Cancer Research Center, Denver, Colorado; formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation.	95	Director/Trustee 5 of the 17 AIM Funds and the 10 INVESCO funds

James T. Bunch - 1942 3600 Republic Plaza 370 Seventeenth Street Denver, Colorado 80202	Trustee (2000-present)	Co-President and Founder of Green, Manning & Bunch Ltd., Denver, Colorado (1988-present) (investment banking firm); Director, Policy Studies, Inc. and Van Gilder Insurance Corporation; formerly, General Counsel and Director of Boettcher & Co., Denver, Colorado; and formerly, Chairman and Managing Partner law firm of Davis, Graham & Stubbs, Denver, Colorado.	95	Director/Trustee 5 of the 17 AIM Funds and the 10 INVESCO Funds

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald J. Lewis - 1933 701 “B” Street Suite 2100 San Diego, California 92101	Trustee (2000-present)	Chairman of Lawsuit Resolution Services, San Diego, California (1987-present). Formerly, Associate Justice of the California Court of Appeals.	95	General Chemical Group, Inc., Hampdon, New Hampshire (1996 to present). Wheelabrator Technologies, Inc., (waste management company), Fisher Scientific, Inc., Henley Manufacturing, Inc., (laboratory supplies), and California Coastal Properties, Inc.; Director/Trustee of 5 of the 17 AIM Funds and the 10 INVESCO Funds

Larry Soll, Ph.D. - 1942 2358 Sunshine Canyon Drive Boulder, Colorado 80302	Trustee	Retired.	95	Director of Synergen since incorporation in 1982; Director of Isis Pharmaceuticals, Inc.; Director/Trustee of 16 of the 17 AIM Funds and the 10 INVESCO Funds

Frank S. Bayley - 1939 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee [3]	Of Counsel, law firm of Baker & McKenzie	103	Badgley Fund, Inc. (registered investment company); Director/ Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce L. Crockett - 1944 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee [3]	Chairman, Crockett Technology Associates (technology consulting company)	103	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider); Director/ Trustee of 16 of the 17 AIM Funds and the 10 INVESCO Funds

Albert R. Dowden - 1941 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee [3]	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management) and Magellan Insurance Company; formerly, President Chief Executive Officer and Director, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies.	103	Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings) Ltd. (insurance company); Director/Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Edward K. Dunn, Jr. - 1935 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee [3]	Formerly, Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	103	Director/Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Jack M. Fields - 1952 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee [3]	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP	103	Administaff; Director/Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Frischling - 1937 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee [3]	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	103	Cortland Trust, Inc. (registered investment company); Director/ Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Prema Mathai-Davis - 1950 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee [3]	Formerly, Chief Executive Officer, YWCA of the USA	103	Director/Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Lewis F. Pennock - 1942 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee [3]	Partner, law firm of Pennock & Cooper	103	Director/trustee of the 17 AIM Funds and the 10 INVESCO Funds

Ruth H. Quigley - 1935 11 Greenway Plaza Suite 100 Houston, Texas 77045	Trustee [3]	Retired	103	Director/Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Louis S. Sklar - 1939 11 Greenway Plaza Suite 100 Houston, Texas 77045	Trustee [3]	Executive Vice President, Hines (real estate development company)	103	Director/Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Interested Trustees and Officers

Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor of the Trust. Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert H. Graham – 1946 11 Greenway Plaza Suite 100 Houston, Texas 77046	Trustee, Chairman and President [3]

Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm); formerly, President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman, and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor).

A I M Distributors, Inc. (registered broker dealer); AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer of AMVESCAP PLC – Managed Products

			103	Director/Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Mark H. Williamson – 1951 4350 South Monaco Street Denver, Colorado 80237	Trustee and Executive Vice President (since 2003).	Director, President and Chief Executive Officer, A I M Management Group, Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment adviser) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker dealer); and Chief Executive Officer AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm); formerly, Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.	116	Director/Trustee of the 17 AIM Funds and the 10 INVESCO Funds

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Raymond R. Cunningham – 1951 4350 South Monaco Street Denver, Colorado 80237	Executive Vice President (since November 5, 2003)

President (2001-present), Chief Executive Officer (2003-present) INVESCO Funds Group, Inc.; Chairman of the Board (2003-present), President (2003-present) and Chief Executive Officer (2003-present) of INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President,

A I M Advisors, Inc. and A I M Distributors, Inc.; Formerly, President (2003), Chief Executive Officer (2003) and Director (2001-2003) and Vice President (2001-2002) of 9 INVESCO funds; formerly, Chief Operating Officer (2001-2003) and Senior Vice President (1999-2002) of INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and formerly, Senior Vice President of GT Global – North America (1992-1998)

			N/A	N/A

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kevin M. Carome – 1956 11 Greenway Plaza Suite 100 Houston, Texas 77046	Senior Vice President and Secretary (since November 5, 2003)	Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; and Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; Director, Vice President and General Counsel, Fund Management Company; formerly, Senior Vice President and General counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group LLC	N/A	N/A

Ronald L. Grooms – 1946 4350 South Monaco Street Denver, Colorado 80237	Vice President and Assistant Treasurer (since November 5, 2003)	Senior Vice President and Treasurer of INVESCO Funds Group, Inc.; and Senior Vice President and Treasurer of INVESCO Distributors, Inc. Formerly, Treasurer and Principal Financial and Accounting Officer of INVESCO Global Health Sciences Fund.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gary T. Crum – 1947 11 Greenway Plaza Suite 100 Houston, Texas 77046	Senior Vice President (since November 5, 2003)	Director, Chairman and Director of Investments, A I M Capital Management, Inc.; Director and Executive Vice President, A I M Management Group Inc.; Director and Senior Vice President, A I M Advisors, Inc.; and Director, A I M Distributors, Inc. and AMVESCAP PLC; formerly, Chief Executive Officer and President, AIM Capital Management, Inc.	N/A	N/A

Dana R. Sutton – 1959 11 Greenway Plaza Suite 100 Houston, Texas 77046	Vice President and Treasurer (since November 5, 2003)	Vice President and Fund Treasurer, A I M Advisors, Inc.	N/A	N/A

Stuart W. Coco – 1955 11 Greenway Plaza Suite 100 Houston, Texas 77046	Vice President (since November 5, 2003)	Managing Director and Chief Research Officer – Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A	N/A

Melville B. Cox – 1943 11 Greenway Plaza Suite 100 Houston, Texas 77046	Vice President (since November 5, 2003)	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A	N/A

Edgar M. Larsen – 1940 11 Greenway Plaza Suite 100 Houston, Texas 77046	Vice President (since November 5, 2003)	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held With Trust, Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past Five Years[2]	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Karen Dunn Kelley 11 Greenway Plaza Suite 100 Houston, Texas 77046	Vice President (since November 5, 2003)	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A	N/A

1	Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the Board after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the Board in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust’s bylaws.
2	Except as otherwise indicated, each individual has held the position(s) shown with the Trust or Company, as applicable, for at least the last five years.
3	Elected as a director of the Company on October 21, 2003.

Board of Trustees Standing Committees

The standing committees of the Board are the Audit Committee, the Investments Committee, the Governance Committee and the Valuation Committee.

The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors.

The members of the Investments Committee are Messrs. Baker, Bunch, Dunn, Pennock and Soll, and Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Chair), Jack M. Fields, Carl Frischling, Gerald J. Lewis, Louis S. Sklar and Dr. Mathai-Davis and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM’s investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

The members of the Governance Committee are Messrs. Bayley, Crockett (Chair), Dowden, Fields (Vice Chair), Lewis and Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of the Fund for selection as members of each committee of the Board, including without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust’s bylaws requires that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley. The Valuation Committee is responsible for: (i) periodically reviewing AIM’s Procedures for Valuing Securities (“Procedures”), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM’s internal valuation committee and/or the full Board in resolving particular valuation anomalies.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the family of funds comprising the AIM Funds and the INVESCO Funds that are overseen by the trustee, as a whole, as of December 31, 2002:

Trustee	Dollar Range of Equity Securities Owned in Each Fund[1]		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the trustee in the AIM Funds and the INVESCO Funds[1]
INDEPENDENT TRUSTEES

Bob R. Baker	INVESCO Core Equity Fund INVESCO Total Return Fund	$1-$10,000 $1-$10,000	Over $100,0000

James T. Bunch	INVESCO Core Equity Fund INVESCO Total Return Fund	$1-$10,000 $1-$10,000	$50,001-$100,000

Gerald J. Lewis	INVESCO Core Equity Fund INVESCO Total Return Fund	$1-$10,000 $1-$10,000	$50,001-$100,000

Larry Soll	INVESCO Core Equity Fund INVESCO Total Return Fund	$1-$10,000 $10,001-$50,000	Over $100,000

Frank S. Bayley	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	$10,001-$50,000

Bruce L. Crockett	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	$1-$10,000

Albert R. Dowden	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	$50,001-$100,000

Edward K. Dunn	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	Over $100,000

Jack M. Fields	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	Over $100,000

Carl Frischling	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	Over $100,000

Trustee	Dollar Range of Equity Securities Owned in Each Fund[1]		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the trustee in the AIM Funds and the INVESCO Funds[1]
Prema Mathai-Davis	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	Over $100,000

Lewis F. Pennock	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	$50,001-$100,000

Ruth H. Quigley	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	$1-$10,000

Louis S. Sklar	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	Over $100,000

INTERESTED TRUSTEES

Robert H. Graham	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	Over $100,000

Mark H. Williamson	INVESCO Core Equity Fund INVESCO Total Return Fund	None None	Over $100,000

1	All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company for the fiscal year ended August 31, 2003.

In addition, the table sets forth the retirement benefits accrued, estimated benefits upon retirement, and total compensation paid by all of the funds in the AIM Funds and INVESCO Funds Complex to these directors and to the current trustees of the Trust for services rendered in their capacities as directors/trustees during the year ended December 31, 2002.

Name of Person and Position	Aggregate Compensation From Company[1]	Retirement Benefits Accrued by AIM Funds and INVESCO Funds[2]	Estimated Annual Benefits Upon Retirement From AIM Funds and INVESCO Funds[3]	Total Compensation From AIM Funds and INVESCO Funds Paid To Directors [4]
Bob R. Baker	$27,113	$34,206	$34,000	$138,000

Sueann Ambron [5,6]	$10,139	$0	$0	$0

Victor L. Andrews [6]	$23,415	$49,212	$34,000	$127,500

Lawrence H. Budner [6]	$22,070	$49,212	$34,000	$121,500

James T. Bunch	$23,063	$0	$0	$124,625

Fred A. Deering [7]	$19,243	$51,147	$37,000	$140,500

Wendy L. Gramm [7]	$0	$0	$0	$74,875

Gerald J. Lewis	$22,363	$0	$0	$116,500

John W. McIntyre [6]	$23,857	$49,212	$34,000	$124,000

Larry Soll	$23,529	$22,768	$34,000	$126,000

Frank S. Bayley [8]	—	$142,800	$90,000	$150,000

Bruce L. Crockett [8]	—	$50,132	$90,000	$149,000

Albert R. Dowden [8]	—	$57,955	$90,000	$150,000

Edward K. Dunn, Jr. [8]	—	$94,149	$90,000	$149,000

Jack M. Fields [8]	—	$29,153	$90,000	$153,000

Carl Frischling [8]	—	$74,511	$90,000	$150,000

Name of Person and Position	Aggregate Compensation From Company[1]	Retirement Benefits Accrued by AIM Funds and INVESCO Funds[2]	Estimated Annual Benefits Upon Retirement From AIM Funds and INVESCO Funds[3]	Total Compensation From AIM Funds and INVESCO Funds Paid To Directors [4]
Prema Mathai-Davis [8]	—	$33,931	$90,000	$150,000

Lewis F. Pennock [8]	—	$54,802	$90,000	$154,000

Ruth H. Quigley [8]	—	$142,502	$90,000	$153,000

Louis S. Sklar [8]	—	$78,500	$90,000	$153,000

[1]	The vice chairman of the Board, the chairs of the Funds’ committees who are independent directors, and the members of the Funds’ committees who are Independent directors each received compensation for serving in such capacities in addition to the compensation paid to all independent directors.
[2]	Represents estimated benefits accrued with respect to the then current retirement plan and deferred retirement plan account agreement applicable to independent directors of the Company, and not compensation deferred at the election of the directors.
[3]	These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the directors’ retirement, calculated using the then current method of allocating director compensation among the Funds. These estimated benefits assume retirement at age 65 for AIM Funds and at age 72 for INVESCO Funds. With the exception of Dr. Ambron and Messrs. Bunch and Lewis, each of these trustees has served as director of one or more of the Funds for the minimum five-year period required to be eligible to participate in the then current retirement plan.
[4]	On November 25, 2003, AIM became investment advisor to the trust and the other INVESCO Funds. AIM also serves as the investment advisor to the AIM Funds. As of November 25, 2003, the INVESCO Funds and the AIM Funds are considered one fund complex. As of November 25, 2003, there will be 19 registered investment companies advised by AIM in such complex.
[5]	Dr. Ambron commenced her service as a director of the Company on January 1, 2003.
[6]	Resigned as a director of the Company on October 21, 2003.
[7]	Dr. Gramm resigned as a director of the Company on February 7, 2002. Mr. Deering resigned as director of the Company on March 31, 2003.
[8].	Messrs. Bayley, Crocket, Dowden, Dunn, Fields, Frishchling, Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley were elected as trustees of the Trust on October 21, 2003 and therefore received no compensation from the company during the year ended December 31, 2002.

Messrs. Graham and Williamson, as Interested Trustees of the Trust and the other funds in the AIM Funds and the INVESCO Fund complex, receive compensation as officers or employees of the Advisor or its affiliated companies, and do not receive any trustee’s fees or other compensation from the Trust or the other funds in the AIM Funds and INVESCO Fund complex for their service as trustees.

Prior Retirement Plan and Deferred Retirement Plan Account Agreement of the Company

The Board of Directors of the Company previously adopted a retirement plan and a form for deferred retirement plan account agreements. Certain of the independent directors of the

Company participated either in the Company’s retirement plan or account agreement. Upon the effectiveness of the New Retirement Plan (defined below), the independent directors of the Company will cease to accrue benefits under the Company’s retirement plan and account agreement. Messrs. Baker and Soll will not receive any additional benefits under the Company’s retirement plan or account agreement, but will be entitled to amounts which have been previously funded under the Company’s retirement plan or account agreement for their benefit. An affiliate of INVESCO will reimburse the Company for any amounts funded by the Company for Messrs. Baker and Soll under the Company’s retirement plan and account agreement.

New Retirement Plan for Trustees

At a Board meeting on November 6, 2003, the Board formally adopted a new retirement plan (the “New Retirement Plan”) for the trustees of the Trust who are not affiliated with the Advisor. The retirement plan includes a retirement policy as well as retirement benefits for Independent Trustees.

The retirement policy permits each Independent Trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each Independent Trustee of the Trust and/or the other INVESCO Funds and AIM Funds (each, a “Covered Fund”) who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee’s annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee’s credited years of service. A death benefit is also available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased trustee’s retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

New Deferred Compensation Agreements

At a Board meeting on November 6, 2003, the Board formally adopted a new form for deferred compensation agreements (“New Compensation Agreements”) pursuant to which a trustee has the option to elect to defer receipt of up to 100% of his or her compensation payable by the Trust, and such amounts are placed into a deferral account. The deferring trustees have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustees’ retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the deferring trustee’s termination of service as a trustee of the Trust. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of the Trust and of each other INVESCO Fund or AIM Fund from which they are deferring compensation.

Control Persons and Principal Shareholders

As of November 3, 2003, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a “principal shareholder” relationship with a Fund under the 1940 Act. Shares that are owned “of record” are held in the name of the person indicated. Shares that are owned “beneficially” are held in another name, but the owner has the full economic benefit of ownership of those shares:

Core Equity Fund

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Investor Class

Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Beneficial	11.79%

Class A

Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Beneficial	16.93%

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
TransAmerica Life Ins & Annuity Co. Attn: Daisy Lo Retirement Services-Separate Acct P.O. Box 30368 Los Angeles, CA 90030-0368	Beneficial	57.42%

Class B

Citigroup Global Market House Acct 00109801250 Attn Cindy Tempesta 7th Fl. 333 West 34th Street New York, NY 10001-2402	Beneficial	5.18%

Class C

Disciplinary Board of the Supreme Court of Pennsylvania 2 Lemoyne Drive Fl. 1 Lemoyne, PA 17043-1226	Beneficial	6.62%

Citigroup Global Markets House Acct 00109801250 Attn Cindy Tempesta 7th Fl. 333 West 34th Street New York, NY 10001-2402	Beneficial	5.41%

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Class K

Delaware Charter Guarantee & Trust Principal Financial Group Attn RIS NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	Beneficial	89.34%

Saxon & Co. FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182-0001	Beneficial	7.13%

Institutional

None	None	None

Total Return Fund

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Investor Class

Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Beneficial	11.25%

FIIOC Agent Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	Beneficial	6.95%

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
American Express Trust Retirement Services Plans Attn: Chris Hunt P.O. Box 534 Minneapolis, MN 55440-0534	Beneficial	7.67%

Minnesota State Deferred Compensation Plan Tr State of Minnesota c/o Great West Recordkeeper 8515 E. Orchard Rd. # 2T2 Englewood, CO 80111-5037	Beneficial	7.67%

Class A

Saxon & Co. FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182-0001	Beneficial	80.00%

Class B

Juneau Volunteer Fire Department 820 Glacier Ave. Juneau, AK 99801-1845	Record	10.87%

Merrill Lynch Security # 97MN6 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	Beneficial	8.77%

Class C

None	None	None

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Class K

None	None	None

Institutional

INVESCO Fund Groups, Inc. Attn: Sheila Wendland P.O. Box 173706 Denver, CO 80217-3706	Beneficial	100.00%

As of November 3, 2003, officers and trustees of the Trust, as a group, beneficially owned less than 1% of any Fund’s outstanding shares.

Distributor

A I M Distributors, Inc. (“ADI”) is the distributor of the Funds. ADI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds’ shares, except for such distribution expenses as are paid out of Fund assets under the Trust’s Plans of Distribution (each individually a “Plan” and collectively, the “Plans”), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. (“IDI”) was the distributor of the Funds.

Investor Class. The Trust has adopted an Amended and Restated Master Plan and Agreement of Distribution - Investor Class (the “Investor Class Plan”) with respect to Investor Class shares, which provides that the Investor Class shares of each Fund will make monthly payments to ADI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund’s Investor Class shares to investors. Payments by a Fund under the Investor Class Plan, for any month, may be made to compensate ADI for permissible activities engaged in and services provided.

Class A. The Trust has adopted an Amended and Restated Master Distribution Plan - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the “Class A Plan”). Under the Class A Plan, Class A shares of the Funds pay compensation to ADI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which a Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate ADI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. Payment can also be directed by ADI to financial intermediaries that have entered into service agreements with respect to Class A shares of the Funds and that provide continuing personal services to their customers who own Class A shares of the Funds. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries’ customers’ accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of a Fund.

Class B. The Trust has adopted an Amended and Restated Master Distribution Plan – Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the “Class B Plan”). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to ADI following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of ADI or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes ADI to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

Class C. The Trust has adopted an Amended and Restated Master Distribution Plan - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the “Class C Plan”). Under the Class C Plan, Class C shares of the Funds pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of a Fund.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold or serviced by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.

Class K. The Trust has adopted an Amended and Restated Master Distribution Plan – Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the “Class K Plan”). Under the Class K Plan, Class K shares of the Funds pay compensation monthly to ADI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.

All Plans. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include INVESCO- or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions (“Banks”). Although the Glass-Steagall Act and the various rules and regulations promulgated thereunder limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI at this time, although ADI, can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the Banks would no longer invest customer assets in the Funds. Neither the Trust nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by a Fund.

Since Total Return Fund’s Class K shares had not commenced operations as of August 31, 2003, no payments were made under that Plan for the periods shown below.

ADI is the distributor of the Funds. Prior to July 1, 2003, IDI was the distributor of the Funds and, as such, the Funds made payments to IDI, the Funds’ former distributor, under the Investor Class, Class A, Class B, Class C, and, if applicable, Class K Plans during the fiscal year ended August 31, 2003 in the following amounts:

Fund	Investor Class	Class A	Class B	Class C	Class K
Core Equity Fund	$1,585,013	$4,071	$3,215	$22,972	$25,791
Total Return Fund	$512,766	$460	$1,382	$2,370	N/A1

1	Class K had not commenced operations as of August 31, 2003.

In addition, as of the fiscal year ended August 31, 2003 the following distribution accruals had been incurred by the Funds and will be paid during the fiscal year ended August 31, 2004:

Fund	Investor Class	Class A	Class B	Class C	Class K
Core Equity Fund	$535,190	$1,157	$1,163	$8,461	$9,395
Total Return Fund	$165,659	$147	$473	$711	N/A1

1	Class K shares had not commenced operations as of August 31, 2003.

For the fiscal year ended August 31, 2003, IDI allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

IDI (6/1/03 to 6/30/03)

	Investor Class	Class A	Class B	Class C	Class K
Core Equity Fund

Advertising	$0	$0	$0	$0	$0
Sales literature, printing, and postage	$33,324	$0	$0	$0	$0
Public Relations/Promotion	$94,151	$0	$0	$0	$0
Compensation to securities dealers and other organizations	$403,263	$2,697	$2,065	$14,947	$16,660
Marketing personnel	$516,922	$0	$0	$0	$0

Total Return Fund

Advertising	$0	$0	$0	$0	N/A1
Sales literature, printing, and postage	$7,344	$0	$0	$0	N/A1
Public Relations/Promotion	$20,598	$308	$885	$1,658	N/A1
Compensation to securities dealers and other organizations	$200,065	$0	$0	$0	N/A1
Marketing personnel	$112,794	$0	$0	$0	N/A1

1	Class K shares had not commenced operations as of August 31, 2003.

For the fiscal year ended August 31, 2003, ADI allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

ADI (7/1/03 to 8/31/03)

	Investor Class	Class A	Class B	Class C	Class K
Core Equity Fund

Advertising	$0	$0	$0	$0	$0
Sales literature, printing, postage	$17,092	$0	$0	$0	$0
Public Relations/Promotion	$48,291	$0	$0	$0	$0
Compensation to securities dealers and other organizations	$206,837	$1,374	$1,150	$8,025	$9,131
Marketing personnel	$265,133	$0	$0	$0	$0

Total Return Fund

Advertising	$0	$0	$0	$0	N/A
Sales literature, printing, postage	$3,706	$0	$0	$0	N/A
Public Relations/Promotion	$10,394	$0	$0	$0	N/A
Compensation to securities dealers and other organizations	$100,950	$152	$497	$712	N/A
Marketing personnel	$56,915	$0	$0	$0	N/A

The services which are provided by securities dealers and other organizations may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust’s Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to ADI with respect to Class B Shares sold by or attributable to the distribution efforts of ADI or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund’s shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund’s shares would not, of course, affect a shareholder’s ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund’s payments under a Plan without approval of the shareholders of that Fund’s respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, ADI or a Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of a Fund’s outstanding voting securities, may terminate such agreement without penalty upon thirty days’ written notice to the other party.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund’s obligation to make payments to ADI shall terminate automatically, in the event of such “assignment.” In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the trustees review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Trust believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

•	Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

•	The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

•	Increased Fund assets may result in reducing each investor’s share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on the Advisor’s revenues could allow the Advisor and its affiliated companies:

•	To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds’ shareholder services (in both systems and personnel);

•	To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

•	To acquire and retain talented employees who desire to be associated with a growing organization.

Sales Charges and Dealer Concessions

Sales Charges

Class A shares of the Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.

		Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction[1]		As a Percentage of the Public Offering Price	As A Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than	$25,000	5.50%	5.82%	4.75%
$ 25,000 but less than	$50,000	5.25	5.54	4.50
$ 50,000 but less than	$100,000	4.75	4.99	4.00
$100,000 but less than	$250,000	3.75	3.90	3.00
$250,000 but less than	$500,000	3.00	3.09	2.50
$500,000 but less than	$1,000,000	2.00	2.04	1.60

1	There is no sales charge on purchases of $1,000,000 or more; however, ADI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

ADI may elect to re-allow the entire initial sales charge to financial intermediaries for all sales with respect to which orders are placed with ADI during a particular period. Financial intermediaries to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the Securities Act of 1933.

In addition to amounts paid to financial intermediaries as a dealer concession out of the initial sales charge paid by investors, ADI may, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the financial intermediaries, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying financial intermediaries and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of a Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

ADI may pay sales commissions to financial intermediaries that sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediaries, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to ADI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of such sales commissions plus financing costs.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.

Dealer Concessions (Class A and Class K Only)

Investors who purchase $1,000,000 or more of Class A shares do not pay an initial sales charge. ADI may pay financial intermediaries for share purchases (measured on an annual basis) by non-qualified investors and qualified plans of Class A and Class K shares of the Funds as follows.

Non-Qualified Investors. ADI may pay financial intermediaries for share purchases of $1,000,000 or more of Class A shares of the Funds sold at net asset value to non-qualified investors as follows: 1.00% of the first $2 million of such purchases, 0.80% on the next $1 million of such purchases, 0.50% on the next $17 million of such purchases, and 0.25% of amounts in excess of $20 million on such purchases.

Qualified Plans. ADI may pay financial intermediaries for Class A and Class K share purchases as follows:

Class A - Option 1: For qualified plans of $1,000,000 or more, 0.50% of the first $20 million and 0.25% of amounts in excess of $20 million. The trail commission will be paid out beginning in the 13th month.

Class A - Option 2: No additional fee is paid to financial intermediaries; however, the trail commission will begin to accrue immediately.

Class K - Option 1: For qualified plans of $1,000,000 or more, 0.70% of the first $5 million and 0.45% of amounts in excess of $5 million. The trail commission will be paid out beginning in the 13th month.

Class K - Option 2: No additional fee is paid to financial intermediaries; however, the trail commission will begin to accrue immediately.

Reductions in Initial Sales Charges (Class A Only)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of Class A shares of the Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a “Purchaser” as hereinafter defined.

The term “Purchaser” means:

•	an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan, or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the Purchaser as defined below);

•	a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), if:

a.	the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

b.	each transmittal is accompanied by a single check or wire transfer; and

c.	all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

•	a trustee or fiduciary purchasing for a single trust, estate, or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, if more than one beneficiary or participant is involved;

•	a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified ADI in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

•	any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or financial intermediaries seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. ADI reserves the right to determine whether any Purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute Class A shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

1. Letter of Intent (Class A Only). A Purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent (“LOI”). The LOI confirms such Purchaser’s intention as to the total investment to be made in shares of the Funds within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the Purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under “Sales Charges and Dealer Concessions.” It is the Purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under “Right of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a Purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a Purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the Purchaser will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the Purchaser. All shares purchased, including those escrowed, will be registered in the Purchaser’s name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the Purchaser will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If the Purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the transfer agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI Program, the Purchaser wishes to cancel the agreement, he/she must give written notice to ADI. If at any time before completing the LOI Program the

Purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. Rights of Accumulation (Class A Only). A Purchaser, may also qualify for reduced initial sales charges based upon such Purchaser’s existing investment in an INVESCO Fund and/or AIM Fund shares (Class A, B, C, K or R) at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, ADI takes into account not only the money which is invested upon such proposed purchase, but also the value of all such shares owned by such Purchaser, calculated at the then current public offering price. If a Purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such Purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a Purchaser already owns shares with a value of $20,000 and wishes to invest an additional $20,000 in shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the Purchaser or his financial intermediary must furnish ADI with a list of the account numbers and the names in which such accounts of the Purchaser are registered at the time the purchase is made.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation described above.

Purchases at Net Asset Value (Class A Only). Purchases of Class A shares of the Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation, or acquisition of assets of a fund.

The following Purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these Purchasers:

•	The Advisor and its affiliates, or their clients;

•	Any current or retired officer, trustee, or employee (and members of their immediate family) of the Advisor, its affiliates or the INVESCO Funds or AIM Funds and any foundation, trust, or employee benefit plan established exclusively for the benefit of, or by, such persons;

•	Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

•	Financial intermediaries that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such financial intermediary on the books and records of a broker or agent;

•	Employee benefit plans designated as Purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial intermediary has entered into the appropriate agreements with ADI. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

•	A shareholder of a fund that merges or consolidates with a Fund or that sells its assets to a Fund in exchange for shares of that Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents, and parents of spouse.

Contingent Deferred Sales Charge Exceptions

In addition to the exceptions described in the Investor Class, Class A, B, C, and K Prospectus, CDSCs will not apply to the following:

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class A, Class B, Class C or Class K shares of a Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

•	Liquidation by a Fund when the account value falls below the minimum required account size of $500 ($250 for Investor Class);

•	Investment account(s) of the Advisor; and

•	Class C shares if the investor’s financial intermediary notifies ADI prior to the time of investment that the financial intermediary waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

•	Redemptions from employee benefit plans designated as qualified Purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant’s aggregate investment in a Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

•	Private foundations or endowment funds;

•	Redemption of shares by the investor where the investor’s financial intermediary waives the amounts otherwise payable to it by ADI and notifies ADI prior to the time of investment;

Calculation of Net Asset Value (All Classes)

Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund’s net asset value per share is made in accordance with generally accepted accounting principles.

Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund’s shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund’s net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board.

Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

How To Purchase and Redeem Shares

A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectuses under the caption “How To Buy Shares.”

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate ADI and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with ADI by persons, who because of their relationship with the Funds or with the Advisor and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), ADI believes that it is appropriate and in the Funds’ best interests that such persons be permitted to purchase Class A shares of the Funds through ADI without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth herein under the caption “Reductions in Initial Sales Charges - Purchases at Net Asset Value.”

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Information concerning redemption of a Fund’s shares is set forth in the Prospectuses under the caption “How To Sell Shares.” Shares of the Funds may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to the Funds’ obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with ADI must phone orders to the order desk of the Funds at 1-800-347-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of each Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by ADI (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. The Advisor intends to redeem all shares of the Funds in cash.

The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

Other Service Providers

Independent Accountants

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, TX 77002, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Funds.

Custodian

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of each Fund’s investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

Transfer Agent

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trust’s transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

Legal Counsel

The firm of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599, is legal counsel for the Trust.

Brokerage Allocation and Other Practices

As the investment advisor to the Funds, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. The Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Advisor considers the quality of executions obtained on a Fund’s portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Advisor has found that a broker’s consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, the Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a

Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

In order to obtain reliable trade execution and research services, the Advisor may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as “paying up.” However, even when paying up, the Advisor is obligated to obtain favorable execution of a Fund’s transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, the Advisor may consider the sale of a Fund’s shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

Brokerage Commissions and Underwriting Discounts

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined in the table below were:

Core Equity Fund
Period Ended August 31, 2003	$1,041,808
Year Ended May 31, 2003	$3,612,006
Year Ended May 31, 2002	$3,311,832
Year Ended May 31, 2001	$5,573,118

Total Return Fund
Period Ended August 31, 2003	$239,966
Year Ended May 31, 2003	$1,195,392
Year Ended May 31, 2002	$1,773,116
Year Ended May 31, 2001	$1,209,804

For the period ended August 31, 2003 and the fiscal years ended May 31, 2003, 2002 and 2001, brokers providing research services received $897,223, $2,668,251, $2,438,980 and $3,503,273, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $612,532,444, $1,590,556,552, $1,628,866,800 and $2,697,998,490, respectively. Commissions totaling $0, $0, $0 and $0, were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the period ended August 31, 2003 and the fiscal years ended May 31, 2003, 2002 and 2001, respectively.

At August 31, 2003, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

Fund	Broker or Dealer	Value of Securities at August 31, 2003
Core Equity	Lehman Brothers Holdings	$26,883,570

	Merrill Lynch & Co.	$55,355,754

Total Return	Lehman Brothers Holdings	$15,242,787

	Merrill Lynch & Co.	$17,634,462

	Lehman Brothers Holdings -Notes	$2,913,120

	Morgan Stanley - Notes	$2,960,325

	Goldman Sachs Group - Sr. Notes	$3,309,873

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Funds and any broker-dealer that executes transactions for the Funds.

Shares of Beneficial Interest

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

A share of each class of a Fund represents an identical interest in that Fund’s investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class, Class A, B, C, and K shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust’s Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

Tax Consequences of Owning Shares of a Fund

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the intent of each Fund to distribute all investment company taxable income and net capital gain. As a result of this intent and the Funds’ qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gain, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on its net investment income and net capital gain at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gain and net realized gain from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year. Dividends eligible for the dividends-received-deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gain and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is generally considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gain rate. Short-

term capital gain are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gain are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received-deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and capital gain distributions, to the extent of a Fund’s earnings and profits, are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund’s shares should be reduced below a shareholder’s cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in a Fund, the shareholder’s basis in the Fund increases by the amount of the distribution and the value of the Fund’s investment is unchanged by the distribution.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to “mark-to-market” its stock in any PFIC. In this context, “marking-to-market” means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund’s adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

The transfer agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the “IRS”). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the transfer agent will be computed using the single-category average cost method, although neither the transfer agent nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, your loss will be disallowed to the extent of any exempt-interest dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead carries over to be included as part of your cost basis in the new or replacement shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gain for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 11, 2003.

Performance

From time to time, the Funds’ advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Funds’ total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund’s Class A shares and/or the applicable CDSC imposed on redemptions of a Fund’s Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund’s total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled “Distributor” for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in a Fund’s returns, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to “smooth out” fluctuations in a Fund’s investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund’s maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

We may also advertise Core Equity and Total Return Funds’ “30-day SEC yield.” “30-day SEC yield” is based on historical earnings and is not intended to indicate future performance. The “30-day SEC yield” of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

The “30-day SEC yield” for Core Equity and Total Return Funds for the 30 days ended August 31, 2003 was:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Class K
Core Equity	0.74%	N/A	0.45%	0.00%	0.00%	0.00%
Total Return	1.43%	N/A	1.33%	0.77%	0.74%	N/A1

1	Class K shares had not commenced operations as of August 31, 2003.

More information about the Funds’ recent and historical performance is contained in the Trust’s Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Funds’ Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return is not provided for Total Return Fund’s Institutional Class and Class K shares since Institutional Class and Class K shares of the Fund had not commenced operations as of August 31, 2003. Average annual total return performance for the one-, five-, and ten- (or since inception) years ended August 31, 2003 were:

	1 Year	5 Years	10 Years or Since Inception
Investor Class
Core Equity Fund
Return Before Taxes	11.22%	2.61%	7.53%
Return After Taxes on Distributions	10.84%	0.69%	5.10%
Return After Taxes on Distributions and Sale of Fund Shares	7.26%	1.55%	5.34%

Total Return Fund
Return Before Taxes	7.52%	0.72%	7.02%
Return After Taxes on Distributions	6.01%	(0.77%)	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	5.12%	(0.08%)	5.23%

	1 Year	5 Years	10 Years or Since Inception
Class A - Return Before Taxes (Including Sales Charge)
Core Equity Fund	5.17%	N/A	(10.65%)[3]
Total Return Fund	1.47%	N/A	(7.75%)[3]

Class B - Return Before Taxes (Including CDSC)
Core Equity Fund	4.89%	N/A	(10.62%)[3]
Total Return Fund	1.71%	N/A	(7.13%)[3]

Class C - Return Before Taxes (Including CDSC)
Core Equity Fund	9.05%	N/A	(4.09%)[4]
Total Return Fund	5.66%	N/A	(2.09%)[4]

Class K - Return Before Taxes
Core Equity Fund	9.92%	N/A	(4.09%)[5]

1	The Fund (Investor Class shares) commenced investment operations on December 1, 1993.
2	Institutional Class shares commenced operations on July 3, 2000.
3	Class A and Class B shares commenced operations April 1, 2002.
4	Class C shares commenced operations on February 15, 2000.
5	Class K shares commenced operations on December 14, 2000.

Average annual total return before taxes was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

P(1 + T)n =ATVD

where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemptions.

After taxes on distributions and redemption:

P(1 + T)n =ATVDR

where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemption)
n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures shown above were determined by solving the above formula for “T” for each time period indicated.

The “30-day SEC yield” is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield	=2	[(	a-b	+1)	[6]	-1	]
cd

where:	a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between a Fund’s performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund’s performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average, and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

Fund	Lipper Mutual Fund Category
Core Equity Fund	Equity Income Funds
Total Return Fund	Flexible Portfolio Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

American Association of Individual Investors’ Journal	Institutional Investor
Investor’s Business Daily
Arizona Republic	Kiplinger’s Personal Finance
Banxquote	Lipper Inc.’s Mutual Fund Performance Analysis
Barron’s
Bloomberg News	Los Angeles Times
Boston Globe	Money Magazine
Business Week	Morningstar
CNBC	Mutual Funds Magazine
CNN	New York Times
Chicago Sun-Times	Rocky Mountain News
Chicago Tribune	Smart Money
Denver Business Journal	Time
Denver Post	U.S. News and World Report
Dow Jones News Wire	USA Today
Financial Times	Wall Street Journal
Forbes	Washington Post
Fortune	Wiesenberger Investment Companies Services
Ibbotson Associates, Inc.

Proxy Voting Policies

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund’s investment Sub-Advisor. The investment Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are below.

Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund’s proxy voting record.

The Proxy Voting Policies applicable to each Fund follow:

GENERAL POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients’ assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client’s investment.

INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 (“ERISA”). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO’s policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor (“DOL”), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the “Wall Street Rule” of “vote with management (or abstain from voting) or sell the stock” was under scrutiny.

In 1988, the DOL stated, in the “Avon Letter”, that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the “Monks Letter”, the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 (“94-2”), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.

In January 2003, the Securities and Exchange Commission (“SEC”) adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and (3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO’s equity investment professionals and non-equity investment professionals.

PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients’ funds in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES

The Proxy Manager will:

•	Vote proxies;

•	Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

•	Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

•	If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

I.	Corporate Governance

INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

INVESCO will generally vote FOR

•	Annual election of directors

•	Appointment of auditors

•	Indemnification of management or directors or both against negligent or unreasonable action

•	Confidentiality of voting

•	Equal access to proxy statements

•	Cumulative voting

•	Declassification of Boards

•	Majority of Independent Directors

INVESCO will generally vote AGAINST

•	Removal of directors from office only for cause or by a supermajority vote

•	“Sweeteners” to attract support for proposals

•	Unequal voting rights proposals (“superstock”)

•	Staggered or classified election of directors

•	Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

•	Proposals to vote unmarked proxies in favor of management

•	Proposals to eliminate existing pre-emptive rights

II.	Takeover Defense and Related Actions

INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management’s bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

INVESCO will generally vote FOR

•	Fair price provisions

•	Certain increases in authorized shares and/or creation of new classes of common or preferred stock

•	Proposals to eliminate greenmail provisions

•	Proposals to eliminate poison pill provisions

•	Proposals to re-evaluate or eliminate in-place “shark repellents”

INVESCO will generally vote AGAINST

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal by-laws without shareholders’ approval

•	Proposals authorizing the company’s management or board of directors to buy back shares at premium prices without shareholders’ approval

III.	Compensation Plans

INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

INVESCO will generally vote FOR

•	Stock option plans and/or stock appreciation right plans

•	Profit incentive plans provided the option is priced at 100% fair market value

•	Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

•	Profit sharing, thrift or similar savings plans

INVESCO will generally vote AGAINST

•	Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

•	Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

•	Proposals creating an unusually favorable compensation structure in advance of a sale of the company

•	Proposals that fail to link executive compensation to management performance

•	Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

•	Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

•	Adoption of a stock purchase plan at less than 85% of fair market value

IV.	Capital Structure, Classes of Stock and Recapitalization

INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

INVESCO will generally vote FOR

•	Proposals to reincorporate or reorganize into a holding company

•	Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

INVESCO will generally vote AGAINST

•	Proposals designed to discourage mergers and acquisitions in advance

•	Proposals to change state of incorporation to a state less favorable to shareholders’ interests

•	Reincorporating in another state to implement anti-takeover measures

V.	Social Responsibility

INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company’s shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

INVESCO will generally vote FOR

•	International Labor Organization Principles

•	Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

•	Expanding EEO/Social Responsibility Reporting

RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

Code of Ethics

The Advisor and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor’s and ADI’s personnel to conduct their personal investment activities in a manner that the Advisor and ADI believe is not detrimental to the Funds or the Advisor’s other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

Financial Statements

The financial statements for the Funds for the fiscal year ended August 31, 2003 are incorporated herein by reference from INVESCO Combination Stock & Bond Funds, Inc.’s Annual Report to Shareholders dated August 31, 2003. Prior to November 25, 2003, each series of AIM Combination Stock & Bond Funds was a series of a Maryland corporation named AIM Combination Stock & Bond Funds, Inc. (formerly, INVESCO Combination Stock & Bond Funds, Inc.).

APPENDIX A

BOND RATINGS

The following is a description of Moody’s and S&P’s bond ratings:

Moody’s Corporate Bond Ratings

Investment Grade

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Non-Investment Grade

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P Corporate Bond Ratings

Investment Grade

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

Non-Investment Grade

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.